    As filed with the Securities and Exchange Commission on October 16, 1995
                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )

[x]      Filed by the Registrant

[ ]      Filed by a Party other than the Registrant

Check the appropriate box:

[x]      Preliminary Proxy Statement

[ ]      Definitive Proxy Statement

[ ]      Definitive Additional Materials

[ ]      Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

                       Eaton Vance Municipals Trust II
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                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):

  [x]      $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or
           14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.

  [ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

  [ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
           0-11.

  (1)      Title of each class of securities to which transaction applies:
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  (2)      Aggregate number of securities to which transaction applies:
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  (3)      Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth, the amount on which the filing fee is calculated and state how it was determined):
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  (4)      Proposed maximum aggregate value of transaction:
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  (5)      Total fee paid:
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  [ ]      Fee paid previously with preliminary materials.
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  [ ]      Check box if any part of the fee is offset as provided by Exchange
Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  (1)      Amount Previously Paid:
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
                          EATON VANCE INVESTMENT TRUST
                          EATON VANCE MUNICIPALS TRUST
                        EATON VANCE MUNICIPALS TRUST II
                      24 FEDERAL STREET, BOSTON, MA 02110

                                                              October 27, 1995
Dear Shareholders:

         On December 8, 1995 and December 15, 1995, Special Meetings of Shareholders of the series (each a "Fund") of Eaton Vance Investment Trust, Eaton Vance Municipals Trust and Eaton Vance Municipals Trust II (each a "Trust") will be held to consider three proposals. Adoption of these proposals with respect to each Fund requires the approval of that Fund's shareholders. As a shareholder, you are entitled to cast one vote for each share that you own. THE TRUSTEES OF EACH TRUST HAVE APPROVED THE PROPOSALS WITH RESPECT TO THE FUNDS OF THAT TRUST AND BELIEVE THAT THE PROPOSALS ARE IN THE BEST INTERESTS OF EACH SUCH FUND AND ITS SHAREHOLDERS.

VOTING TAKES ONLY A FEW MINUTES -- PLEASE RESPOND PROMPTLY.

         YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN. If the required votes are not received by the meeting date, it will be necessary to send further mailings to secure them. This is a costly process and is paid for by your Fund. Therefore, you, as a shareholder, ultimately pay for the expense of a delayed vote. Please sign and return your proxy promptly to avoid this unnecessary expense.

PROPOSALS YOU ARE VOTING ON.

         At the meeting, shareholders will be asked to amend their Fund's investment policies to permit, among other things, each Fund to invest without limitation in obligations the interest on which is subject to the alternative minimum tax. Shareholders will also be asked to amend certain fundamental investment restrictions which may permit the Funds to take advantage of investment opportunities in the future and, for California Fund shareholders only, to change the Fund's status from diversified to non-diversified.

         The matters to be presented at the meetings are described in detail in the enclosed Proxy Statement. THE TRUSTEES RECOMMEND THAT SHAREHOLDERS VOTE IN FAVOR OF EACH PROPOSAL.

                                               For the Board of Trustees

                                               Thomas J. Fetter, President

              THIS IS A VERY IMPORTANT MEETING. IF YOU DO NOT PLAN
               TO ATTEND IN PERSON, PLEASE SIGN, DATE AND RETURN
                         THE ENCLOSED PROXY CARD TODAY.

                          EATON VANCE INVESTMENT TRUST
                          EATON VANCE MUNICIPALS TRUST
                        EATON VANCE MUNICIPALS TRUST II
                      24 FEDERAL STREET, BOSTON, MA 02110

                   NOTICE OF SPECIAL MEETINGS OF SHAREHOLDERS
                        TO BE HELD DECEMBER 8, 1995 AND
                               DECEMBER 15, 1995

         Special Meetings of Shareholders of the series listed below (each a "Fund") of Eaton Vance Investment Trust ("Investment Trust"), Eaton Vance Municipals Trust ("Municipals Trust") and Eaton Vance Municipals Trust II ("Municipals Trust II") (each a "Trust") will be held at the principal office of each Trust, 24 Federal Street, Boston, Massachusetts, on the date specified below commencing at 10:00 a.m. (Boston time).

         THE INVESTMENT TRUST MEETING IS FOR THE FOLLOWING SERIES: EV Classic California Limited Maturity Tax Free Fund, EV Classic Connecticut Limited Maturity Tax Free Fund, EV Classic Florida Limited Maturity Tax Free Fund, EV Classic Massachusetts Limited Maturity Tax Free Fund, EV Classic Michigan Limited Maturity Tax Free Fund, EV Classic National Limited Maturity Tax Free Fund, EV Classic New Jersey Limited Maturity Tax Free Fund, EV Classic New York Limited Maturity Tax Free Fund, EV Classic Ohio Limited Maturity Tax Free Fund and EV Classic Pennsylvania Limited Maturity Tax Free Fund. ALL SUCH FUNDS WILL MEET ON DECEMBER 15, 1995, EXCEPT THAT THE NATIONAL LIMITED FUND WILL MEET ON DECEMBER 8, 1995.

         THE MUNICIPALS TRUST MEETING IS FOR THE FOLLOWING SERIES: EV Classic Alabama Tax Free Fund, EV Classic Arizona Tax Free Fund, EV Classic Arkansas Tax Free Fund, EV Classic California Municipals Fund, EV Classic Colorado Tax Free Fund, EV Classic Connecticut Tax Free Fund, EV Classic Florida Tax Free Fund, EV Classic Georgia Tax Free Fund, EV Classic Kentucky Tax Free Fund, EV Classic Louisiana Tax Free Fund, EV Classic Maryland Tax Free Fund, EV Classic Massachusetts Tax Free Fund, EV Classic Michigan Tax Free Fund, EV Classic Minnesota Tax Free Fund, EV Classic Mississippi Tax Free Fund, EV Classic Missouri Tax Free Fund, EV Classic New Jersey Tax Free Fund, EV Classic New York Tax Free Fund, EV Classic North Carolina Tax Free Fund, EV Classic Ohio Tax Free Fund, EV Classic Oregon Tax Free Fund, EV Classic Pennsylvania Tax Free Fund, EV Classic Rhode Island Tax Free Fund, EV Classic South Carolina Tax Free Fund, EV Classic Tennessee Tax Free Fund, EV Classic Texas Tax Free Fund, EV Classic Virginia Tax Free Fund and EV Classic West Virginia Tax Free Fund. ALL SUCH FUNDS WILL MEET ON DECEMBER 15, 1995, EXCEPT THAT THE ARIZONA, CALIFORNIA, COLORADO, CONNECTICUT, FLORIDA, MASSACHUSETTS, MICHIGAN, MINNESOTA, NEW JERSEY, OHIO, PENNSYLVANIA AND TEXAS FUNDS WILL MEET ON DECEMBER 8, 1995.

         THE MUNICIPALS TRUST II MEETING IS FOR THE FOLLOWING SERIES: EV Classic Hawaii Tax Free Fund, EV Classic Kansas Tax Free Fund and EV Classic Florida Insured Tax Free Fund. THE HAWAII AND KANSAS FUNDS WILL MEET ON DECEMBER 15, 1995 AND THE FLORIDA INSURED FUND WILL MEET ON DECEMBER 8, 1995.

         THE MEETINGS ARE BEING HELD FOR THE FOLLOWING PURPOSES:

         1. FOR EACH FUND: To consider and act upon a proposal to amend the Fund's investment policy to provide that the Fund may invest primarily in municipal obligations the interest on which is exempt from regular federal income tax and (except in the case of the National Limited Maturity Tax Free Fund and the Texas Tax Free Fund) from the State taxes that, in accordance with the Fund's investment objective, the Fund seeks to avoid.

         2. FOR EACH MUNICIPALS TRUST FUND AND THE CONNECTICUT, MICHIGAN AND OHIO LIMITED MATURITY TAX FREE FUNDS: To consider and act upon a proposal to eliminate, reclassify or amend certain of the Fund's fundamental investment restrictions (as set forth in Exhibit C to the accompanying Proxy Statement).

         3. FOR THE CALIFORNIA MUNICIPALS FUND: To consider and act upon a proposal to change the Fund's diversification status from diversified to non-diversified.

         4. To consider and act upon any matters incidental to the foregoing purposes or any of them, and any other matters which may properly come before said meetings or any adjourned session thereof.

         These proposals are discussed in greater detail in the accompanying Proxy Statement.

         This meeting is called pursuant to the By-Laws of each Trust. The Trustees of each Trust fixed the close of business on October 23, 1995 as the record date for the determination of the shareholders of each Fund of that Trust entitled to notice of and to vote at the meeting and any adjournment thereof.

                                               By Order of the Board of Trustees

October 27, 1995                               Thomas Otis, Secretary

IMPORTANT -- SHAREHOLDERS CAN HELP THE TRUSTEES AVOID THE NECESSITY AND ADDITIONAL EXPENSE TO THEIR FUND OF FURTHER SOLICITATIONS TO INSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES AND IS INTENDED FOR YOUR CONVENIENCE.

                          EATON VANCE INVESTMENT TRUST
                          EATON VANCE MUNICIPALS TRUST
                        EATON VANCE MUNICIPALS TRUST II
                      24 FEDERAL STREET, BOSTON, MA 02110

                                                          October 27, 1995

                                PROXY STATEMENT
                    FOR THE SPECIAL MEETINGS OF SHAREHOLDERS

         A proxy is enclosed with the foregoing Notice of the Special Meetings of the Shareholders of the series listed below of Eaton Vance Investment Trust ("Investment Trust"), Eaton Vance Municipals Trust ("Municipals Trust") and Eaton Vance Municipals Trust II ("Municipals Trust II") (each a "Trust") to be held on either Friday, December 8, 1995 or Friday, December 15, 1995 (as specified below), for the benefit of shareholders who do not expect to be present at the meetings. This proxy is solicited on behalf of the Board of Trustees of each Trust, and is revocable by the person giving it at any time prior to exercise by a signed writing filed with the Funds' transfer agent, The Shareholder Services Group, Inc., BOS725, P.O. Box 1559, Boston, Massachusetts 02104, or by executing and delivering a later dated proxy, or by attending the meeting and voting his or her shares in person. Each shareholder may specify the manner in which he or she desires the proxy to be voted upon the matters referred to in the proxy; in the absence of such specification, the proxy will authorize the persons named as attorneys, or any of them, to vote in favor of each such matter. This proxy material is first being mailed to shareholders on or about October 30, 1995.

         THE INVESTMENT TRUST MEETING IS FOR THE FOLLOWING SERIES: EV Classic California Limited Maturity Tax Free Fund, EV Classic Connecticut Limited Maturity Tax Free Fund, EV Classic Florida Limited Maturity Tax Free Fund, EV Classic Massachusetts Limited Maturity Tax Free Fund, EV Classic Michigan Limited Maturity Tax Free Fund, EV Classic National Limited Maturity Tax Free Fund, EV Classic New Jersey Limited Maturity Tax Free Fund, EV Classic New York Limited Maturity Tax Free Fund, EV Classic Ohio Limited Maturity Tax Free Fund and EV Classic Pennsylvania Limited Maturity Tax Free Fund. ALL SUCH FUNDS WILL MEET ON DECEMBER 15, 1995, EXCEPT THAT THE NATIONAL LIMITED MATURITY FUND WILL MEET ON DECEMBER 8, 1995.

         THE MUNICIPALS TRUST MEETING IS FOR THE FOLLOWING SERIES: EV Classic Alabama Tax Free Fund, EV Classic Arizona Tax Free Fund, EV Classic Arkansas Tax Free Fund, EV Classic California Municipals Fund, EV Classic Colorado Tax Free Fund, EV Classic Connecticut Tax Free Fund, EV Classic Florida Tax Free Fund, EV Classic Georgia Tax Free Fund, EV Classic Kentucky Tax Free Fund, EV Classic Louisiana Tax Free Fund, EV Classic Maryland Tax Free Fund, EV Classic Massachusetts Tax Free Fund, EV Classic Michigan Tax Free Fund, EV Classic Minnesota Tax Free Fund, EV Classic Mississippi Tax Free Fund, EV Classic Missouri Tax Free Fund, EV Classic New Jersey Tax Free Fund, EV Classic New York Tax Free Fund, EV Classic North Carolina Tax Free Fund, EV Classic Ohio Tax Free Fund, EV Classic Oregon Tax Free Fund, EV Classic Pennsylvania Tax Free Fund, EV Classic Rhode Island Tax Free Fund, EV Classic South Carolina Tax Free Fund, EV Classic Tennessee Tax Free Fund, EV Classic Texas Tax Free Fund, EV Classic Virginia Tax Free Fund and EV Classic West Virginia Tax Free Fund. ALL SUCH FUNDS WILL MEET ON DECEMBER 15, 1995, EXCEPT THAT THE ARIZONA, CALIFORNIA, COLORADO, CONNECTICUT, FLORIDA, MASSACHUSETTS, MICHIGAN, MINNESOTA, NEW JERSEY, OHIO, PENNSYLVANIA AND TEXAS FUNDS WILL MEET ON DECEMBER 8, 1995.

         THE MUNICIPALS TRUST II MEETING IS FOR THE FOLLOWING SERIES: EV Classic Hawaii Tax Free Fund, EV Classic Kansas Tax Free Fund and EV Classic Florida Insured Tax Free Fund. THE HAWAII AND KANSAS FUNDS WILL MEET ON DECEMBER 15, 1995 AND THE FLORIDA INSURED FUND WILL MEET ON DECEMBER 8, 1995.

         The series of Municipals Trust and Municipals Trust II are referred to individually herein as the "[State name] Fund" (except that EV Classic Florida Insured Tax Free Fund is referred to as the "Florida Insured Fund"). The series of Investment Trust are referred to individually herein as the "[State name] Limited Fund". The series of the Trusts are referred to collectively herein as the "Funds".

         The Trustees have fixed the close of business on October 23, 1995, as the record date for the determination of the shareholders entitled to notice of and to vote at the meeting and any adjournment(s) thereof. Shareholders at the close of business on the record date will be entitled to one vote for each full share held and to a proportionate share of one vote for each fractional share held. The number of shares of beneficial interest (excluding fractions thereof) of each Fund outstanding as of October 23, 1995 is set forth in Exhibit A.

         The persons who held of record more than 5% of the outstanding shares of a Fund as of September 30, 1995 are set forth in Exhibit B. To the knowledge of each Trust, no other person owns (of record or beneficially) more than 5% of the outstanding shares of a Fund.

         Shareholders of the Funds are being asked to vote on the Proposals as follows:

                                            Shareholders entitled to
Proposal          Purpose                   Vote on Proposal
--------          -------                   ------------------------

1                 To amend the              To be voted on by each Fund
                  Fund's policy con-
                  cerning the muni-
                  cipal obligations
                  in which it invests

2                 To eliminate,             To be voted on by each Municipals
                  reclassify or             Trust Fund, and the Connecticut
                  amend certain             Limited Fund, the Michigan Limited
                  fundamental               Fund and the Ohio Limited Fund
                  investment
                  restrictions

3                 To change the             To be voted on by the California
                  Fund's diversi-           Fund
                  fication status
                  from diversified
                  to non-diversified

         The shareholders of each Fund voting on a Proposal will vote separately as a class on that Proposal.

         The Trustees know of no matter other than those mentioned in Proposals 1 through 3 of the Notice which will be presented at the meetings. If any other matter is properly presented at a meeting, it is the intention of the persons named as attorneys in the enclosed proxy to vote the proxies in accordance with their judgment in regard to such matter.

           PROPOSAL 1. TO APPROVE THE AMENDMENT OF EACH FUND'S POLICY
            CONCERNING THE MUNICIPAL OBLIGATIONS IN WHICH IT INVESTS

         Each Fund (except the National Limited Fund) seeks to achieve its investment objective by investing either directly or indirectly through another open-end management investment company primarily (i.e., at least 80% of net assets during periods of normal market conditions) in debt obligations issued by or on behalf of its corresponding State and its political subdivisions, and (except in the case of the California Fund, the Minnesota Fund and the Tennessee
Fund) the governments of Puerto Rico, the U.S. Virgin Islands and Guam, the interest on which is exempt from regular federal income tax, is not a tax preference item under the federal alternative minimum tax (the "AMT") (except in the case of the California Fund), and (except for the Texas Fund) is exempt from the State taxes that, in accordance with the Fund's investment objective, the Fund seeks to avoid. The National Limited Fund has substantially the same policy except that it invests without regard for any applicable State taxes. In addition to the foregoing, the Minnesota Fund must also limit its investments in obligations the interest on which is exempt from Minnesota alternative minimum tax. Although the California Fund may invest without limit in obligations subject to the federal AMT, California Tax Free Portfolio (the "California Portfolio") (in which the California Fund invests its assets) limits its investment in obligations subject to the AMT in accordance with the foregoing policy. The foregoing policy is a fundamental policy of each Fund and may not be changed unless authorized by a vote of each Fund's shareholders.

         This Proposal seeks to amend the policy described above to permit each Fund to invest either directly or indirectly through another open-end management investment company primarily (i.e., at least 80% of net assets during normal market conditions) in municipal obligations the interest on which is exempt from regular federal income tax and (except in the case of the National Limited Fund and the Texas Fund) from the State taxes that, in accordance with the Fund's investment objective, the Fund seeks to avoid.

         Each Fund invests its assets in a corresponding investment company (a "Portfolio") with (except the California Fund) the same investment policy as that described above for the Fund. When voting on a parallel proposal to amend the Portfolio's investment policy (or, in the case of the California Portfolio, a proposal to amend the California Portfolio's policy as described below), each Fund will vote its interest in the Portfolio for or against such Proposal proportionately to the instructions to vote for or against this Proposal (as described in each Fund's prospectus).

         If this Proposal is approved with respect to each Fund and its corresponding Portfolio, each Portfolio will be permitted to invest without limit in obligations the interest on which is a tax preference item under the AMT ("AMT obligations") (and, in the case of the Minnesota Portfolio, Minnesota alternative minimum tax).1 This policy change should result in greater investment opportunities because the Portfolios will no longer be required to restrict investment in AMT obligations to 20% of net assets. Moreover, Boston Management & Research, the investment adviser to the Portfolios, (the "Investment Adviser") believes that, under current market conditions, AMT obligations may provide higher yields than non-AMT obligations. Should these market conditions continue, a Portfolio would have the ability to invest without limit in such higher-yielding obligations, provided that they otherwise meet the credit quality and other criteria of the Portfolio (as described in its corresponding Fund's prospectus). As a result, investment returns may be enhanced.

         The federal AMT is generally applicable to only wealthy individuals and corporations that earn high income and are able to reduce their regular income tax liability through tax deductions. Therefore, the proposed policy change is unlikely to affect the tax-exempt status of the income earned by a Fund for most shareholders. For the percentage of each Portfolio's net assets invested in AMT obligations on September 30, 1995, see Exhibit A.

         If this Proposal is approved, each Portfolio will also be permitted to invest in municipal obligations of any issuer, provided that the interest on such obligations is exempt from regular federal income tax and the State taxes specified in the Fund's investment objective (if any). Each Portfolio (except the National Limited Fund), however, will continue to invest at least 65% of its total assets in municipal obligations issued by or on behalf of its corresponding State or its political subdivisions. The amended policy would permit the California Portfolio, Minnesota Portfolio and Tennessee Portfolio to invest up to 35% of its total assets in obligations issued by the Territories, provided that the interest on such obligations is exempt from regular federal income tax and relevant State taxes. (The Minnesota Portfolio, however, has no current intention of investing in such obligations.) The amended policy would also permit the Minnesota Portfolio to invest without limit in obligations the interest on which is subject to the Minnesota alternative minimum tax. Such tax is based in part on federal alternative minimum taxable income.

         In connection with this policy change, each Fund (except the California
Fund) and each Portfolio would change the phrase "Tax Free" in its name to "Municipals" (e.g., from "EV Classic [State name] Tax Free Fund" to "EV Classic [State name] Municipals Fund").

                      VOTE REQUIRED TO APPROVE PROPOSAL 1

         Approval of the Proposal with respect to a Fund requires the affirmative vote of a majority of the outstanding voting securities of that Fund, which term as used in this Proxy Statement means the vote of the lesser of
(a) more than 50% of the outstanding shares of the Fund, or (b) 67% of the shares of the Fund present at the meeting if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy at the meeting.

--------
(1)The Minnesota Fund would continue, however, to invest 95% of its assets in specified Minnesota sources, as described in the Prospectus.

         The Trustees have considered various factors and believe that this Proposal will increase investment opportunities and is in the best interests of each Fund and its shareholders. If the Proposal is not approved with respect to a Fund, that Fund's current fundamental investment policy will remain in effect and a shareholder vote will be required before the Fund can engage in activities prohibited by the current policy. THE TRUSTEES RECOMMEND THAT SHAREHOLDERS VOTE IN FAVOR OF THE AMENDMENT OF THEIR FUND'S INVESTMENT POLICY AS DESCRIBED ABOVE.

          PROPOSAL 2. TO APPROVE THE ELIMINATION, RECLASSIFICATION OR
            AMENDMENT OF CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS
                    (FOR EACH MUNICIPALS TRUST FUND AND THE
                 CONNECTICUT, MICHIGAN AND OHIO LIMITED FUNDS)

         The Act requires a registered investment company series like each Fund to have certain specific investment restrictions which can be changed only by a shareholder vote. Investment company series may also elect to designate other restrictions which may be changed only by a shareholder vote. Both types of restrictions are often referred to as "fundamental" restrictions. Some fundamental restrictions adopted by the Funds reflect certain regulatory, business or industry conditions which are no longer in effect. Accordingly, the Trustees authorized a review of the Funds' fundamental restrictions to simplify and modernize those restrictions which are required to be fundamental and to eliminate as fundamental any restrictions which are not now required to be fundamental under state securities ("Blue Sky") laws or the positions of the staff of the Securities and Exchange Commission (the "Commission") in interpreting the Act. If not required to be fundamental, depending on the circumstances, the restriction would be reclassified as a nonfundamental restriction in the same or a modified form, or eliminated. Nonfundamental restrictions can be changed by the Trustees without shareholder approval. Similar revisions to fundamental restrictions have been approved by shareholders of several other funds advised by Eaton Vance Management or its affiliates ("EVM"), so the uniformity of such restrictions will serve to facilitate EVM's compliance efforts.

         This Proposal seeks shareholder approval of changes which are intended to accomplish the foregoing goals. The proposed changes to the fundamental restrictions are discussed in detail below. Please refer to the changes to the restrictions as set forth in Exhibit C. By reducing to a minimum those restrictions which can be changed only by shareholder vote, each Fund would be able to avoid the costs and delay associated with a future shareholder meeting and the Trustees believe that the Investment Adviser's ability to manage the Fund's Portfolio in a changing regulatory or investment environment will be enhanced. Accordingly, investment management opportunities will be increased. The numerical references to the Funds' investment restrictions correspond to the paragraphs in Exhibit C. If this Proposal is approved, the restrictions will be reordered.

         If approved, the proposed changes will not affect current management of a Fund's Portfolio. Moreover, the changes would be made regardless of whether the other proposals in this proxy statement are approved. When voting on a parallel proposal to amend the fundamental investment restrictions of its corresponding Portfolio, each Fund will vote its interest in the Portfolio for or against such Proposal proportionately to the instructions to vote for or against this Proposal (as described in each Fund's prospectus).

                      ELIMINATION OF CERTAIN RESTRICTIONS

         The Trustees propose to eliminate Restriction (1), Restriction (4), Restriction (9), Restriction (12), the latter part of Restriction (6) and (with respect to the California Fund only) Restriction (14), because such restrictions are not required to be fundamental policies under the Act or state "Blue Sky" laws.

         Restriction (1) (which applies only to the California Fund) and Restriction (4) concern the diversification of assets by issuer. These restrictions do not apply to nondiversified funds and are not required (in the case of a diversified fund) to be fundamental. All the Funds (except the California Fund) are nondiversified and, if Proposal 3 is approved, the California Fund will become nondiversified.

         Restriction (9) concerning investing for control prohibits a Fund from investing for control or management of other companies. Investing for such purposes would be difficult because of the Act's diversification requirements and are regulated by the Act's provisions on affiliated transactions.

         Restriction (12) concerning transactions with affiliates prohibits a Fund from buying securities from or selling securities to Trust officers, Trustees or other affiliates. Such transactions are circumscribed by the Act's provisions on affiliated transactions and the Investment Adviser maintains a code of ethics to monitor transactions with the Funds.

         The latter part of Restriction (6) concerning joint transactions is a matter regulated by a provision of the Act which is subject to certain exceptions pursuant to rules or positions of the staff of the Commission. Eliminating the prohibition may allow a Fund to engage in certain beneficial transactions, such as purchasing securities with affiliated investment companies at a lower cost, if the Commission grants an exemptive order permitting such transactions.

         Restriction (14) (which is a restriction of the California Fund only) prohibits the California Fund from purchasing securities of another open-end investment company or investment trust (other than the California Portfolio). Investment in investment companies is regulated by the Act and the California Fund has no policy of investing in any such companies other than the California Portfolio.

                    RECLASSIFICATION OF CERTAIN RESTRICTIONS

         The Trustees also propose that Restrictions (3), (5) and (13) be eliminated as fundamental, but be retained as nonfundamental policies of each Fund (which could be thereafter amended or eliminated by Trustee vote). These restrictions are required under various state "Blue Sky" laws and/or federal laws, but are not required to be a fundamental policy of a Fund.

         Restriction (3) concerning short sales prohibits a Fund from engaging in such transactions unless they are "against the box" and no more than 25% of net assets is held as collateral. In a short sale, a Fund would sell a borrowed security with a corresponding obligation to return the same security. If reclassified as nonfundamental, the restriction could be revised in the future to permit other types of short sales if permitted by law.

         Restriction (5) concerning investment in affiliated issuers prohibits a Fund from purchasing a security where individuals affiliated with the Fund own beneficially more than 5% of that security. If reclassified as nonfundamental, this restriction could be revised in the future to permit such affiliated investment if relevant laws change.

         Restriction (13) concerning investment in exploration companies prohibits the purchase of oil, gas or mineral interests. Such investments are inconsistent with each Fund's current investment policies, but, if the restriction is reclassified as nonfundamental, the restriction could be eliminated if reclassified and if state Blue Sky laws change.

         If shareholders approve the proposed reclassification of certain investment restrictions as nonfundamental, a future change in any of these restrictions could be effected by the Trustees without shareholder approval if the Trustees determined that such a change was appropriate and desirable. The Trustees have no present intention of amending or eliminating the foregoing restrictions if they are reclassified. The Trustees believe, however, that this reclassification of restrictions will enable each Fund to respond more rapidly to future changes in the Fund's competitive and regulatory environment.

                       AMENDMENT TO CERTAIN RESTRICTIONS

         The Trustees propose to amend several fundamental policies.

         Restriction (6) concerning underwriting, Restriction (10) concerning investing in real estate and Restriction (11) concerning futures transactions have been revised for clarity to be consistent with other funds advised by EVM or the Investment Adviser. (Only California Fund, Florida Fund and New York Fund shareholders will vote to amend Restriction (10) because the other Funds already have that restriction in the proposed form; shareholders of those three Funds will not vote to amend Restriction (11) because their restriction already exists in the proposed form.) Restriction (7) concerning lending is proposed to be simplified and revised consistent with current regulatory restraints.

         Restriction (8) concerning borrowing, pledging and senior securities has been revised by deleting the restriction on pledging and by permitting borrowing and the issuance of senior securities consistent with the Act. Pledging restrictions are no longer required by State law. The positions of staff of the Commission on borrowings and senior securities have evolved in recent years with the development of new investment strategies, such as reverse repurchase agreements and futures transactions. Each Fund would like the ability to consider use of new investment techniques consistent with the Act and appropriate disclosure as interpretations of the Act are further developed.

         The Trustees also propose to create a new Restriction (15) that would clarify each Fund's policy of investing in another open-end management investment company.

                      VOTE REQUIRED TO APPROVE PROPOSAL 2

         Approval of the Proposal requires the affirmative vote of a majority of the outstanding voting securities of a Fund as set forth under "Vote Required to Approve Proposal 1" above.

         The Trustees have considered various factors and believe that this Proposal will increase investment management flexibility and is in the best interests of each Fund and its shareholders. If the Proposal is not approved with respect to a Fund, that Fund's current fundamental restrictions will remain in effect and a shareholder vote will be required before the Fund can engage in activities prohibited by a current fundamental restriction. THE TRUSTEES RECOMMEND THAT THE SHAREHOLDERS VOTE IN FAVOR OF THE ELIMINATION, RECLASSIFICATION OR AMENDMENT OF CERTAIN OF THEIR FUND'S INVESTMENT RESTRICTIONS.

                  PROPOSAL 3. CHANGE IN DIVERSIFICATION STATUS
                           (FOR THE CALIFORNIA FUND)

         As a diversified fund under the Act, the California Fund may not (with respect to 75% of its assets) invest more than 5% of assets in any one issuer (excluding the U.S. Government) or own more than 10% of the outstanding voting securities of any one issuer. Pursuant to the Act, a change in the California Fund's diversification status requires shareholder approval. The purpose of this Proposal is to change the California Fund's diversification status under the Act from diversified to nondiversified. As a nondiversified fund, the Fund would be subject to the foregoing with respect to only 50% of its assets.

         The Fund will also vote on a parallel proposed to change the diversification status of the California Portfolio. When so voting, the Fund will vote its interest in the Portfolio for or against such proposal proportionately to the instructions to vote for or against this Proposal (as described in the Fund's prospectus).

         Because of the limited number of issuers within a particular state, state municipal funds may need the ability to invest (with respect to a larger percentage of assets) more than 5% of assets in a single issuer. Changing the California Fund's and the California Portfolio's status would provide the California Portfolio this ability. To the extent the California Portfolio invests a greater percentage of assets in a single issuer, it would be more susceptible to any adverse economic or political occurrence affecting that issuer. In addition to allowing the California Portfolio to invest a greater portion of assets in a single issuer, the proposed change in status would facilitate Eaton Vance's compliance efforts in that (if this Proposal is approved) all of the Eaton Vance state municipal funds will be nondiversified.

                      VOTE REQUIRED TO APPROVE PROPOSAL 3

         Approval of this Proposal requires the affirmative vote of a majority of the outstanding voting securities of the California Fund as set forth under "Vote Required to Approval Proposal 1" above.

         The Trustees have considered various factors and believe the Proposal will increase investment flexibility and is in the best interests of the California Fund and its shareholders. If the Proposal is not approved, the Fund will continue to be a diversified fund and a shareholder vote will be required in order to change that status. THE TRUSTEES RECOMMEND THAT THE SHAREHOLDERS VOTE IN FAVOR OF A CHANGE IN THE CALIFORNIA FUND'S DIVERSIFICATION STATUS FROM DIVERSIFIED TO NONDIVERSIFIED.

                       NOTICE TO BANKS AND BROKER/DEALERS

         Each Trust on behalf of its Funds has previously solicited all Nominee and Broker/Dealer accounts as to the number of additional proxy statements required to supply owners of shares. Should additional proxy material be required for beneficial owners, please forward such requests to: The Shareholder Services Group, Inc., Eaton Vance Group of Funds, Proxy Department, P.O. Box 9122, Hingham, MA 02043-9717.

                             ADDITIONAL INFORMATION

         The expense of preparing, printing and mailing this proxy material and the cost of soliciting proxies on behalf of the Board of Trustees of each Trust will be borne ratably by its Funds. Proxies will be solicited by mail and may be solicited in person or by telephone or telegraph by officers of a Trust, by personnel of the Investment Adviser, by the transfer agent, The Shareholder Services Group, Inc., by broker-dealer firms or by a professional solicitation organization. Each Trust has retained Tritech Services of Piscataway, New Jersey ("Tritech") to assist in the solicitation of proxies, for which Municipals Trust, Municipals Trust II and Investment Trust will pay an estimated fee of approximately $_______, $_______ and $_______, respectively, plus out-of-pocket expenses, which will be borne ratably by the Funds of such Trust. The expenses connected with the solicitation of these proxies and with any further proxies which may be solicited by a Trust's officers, by the Investment Adviser's personnel, by each transfer agent, The Shareholder Services Group, Inc., by broker-dealer firms, or by Tritech, in person, by telephone or by telegraph will be borne ratably by each Fund. The Funds will reimburse banks, broker-dealer firms, and other persons holding shares registered in their names or in the names of their nominees, for their expenses incurred in sending proxy materials to and obtaining proxies from the beneficial owners of such shares.

         All proxy cards solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the meeting, and which are not revoked, will be voted at the meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on the proxy card, it will be voted for the matters specified on the proxy card. Any proxies not voted, will not be counted toward establishing a quorum. Shareholders should note that while votes to abstain and "broker non-votes" will be counted toward establishing a quorum, passage of any Proposal being considered at the meeting will occur only if a sufficient number of votes are cast for the Proposal. Accordingly, votes to abstain, broker non-votes and votes against will have the same effect in determining whether a Proposal is approved.

         In the event that sufficient votes by the shareholders of any Fund in favor of any Proposal set forth in the Notice of this meeting are not received by the meeting date, the persons named as attorneys in the enclosed proxy may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the session of the meeting to be adjourned. The persons named as attorneys in the enclosed proxy will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposal for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against such Proposal. A shareholder vote may be taken on one or more of the Proposals in this Proxy Statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate. The costs of any additional solicitation and of any adjourned session will be borne ratably by the Funds.

         Each Fund will furnish, without charge, a copy of the Fund's Annual Report and its most recent Semi-Annual Report succeeding the Annual Report to any shareholder upon request. Shareholders desiring to obtain a copy of such reports should direct all written requests to: Thomas Otis, the Secretary of each Trust, 24 Federal Street, Boston, Massachusetts 02110, or should call Eaton Vance Shareholder Services at 1-800-225-6265.

         Submission of Shareholder Proposals. The Trusts and the Funds do not hold annual shareholders' meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders' meeting should send their written proposals to the Secretary of the relevant Trust, 24 Federal Street, Boston, Massachusetts 02110. Proposals must be received in advance of a proxy solicitation to be included and the mere submission of a proposal does not guarantee inclusion in the proxy statement because certain federal securities law rules must be complied with.


                                               EATON VANCE INVESTMENT TRUST
                                               EATON VANCE MUNICIPALS TRUST
                                               EATON VANCE MUNICIPALS TRUST II
October 27, 1995

                                                                 EXHIBIT A

                                                                % of Port-
                                                                folio's assets
                                                                invested in AMT
EV Classic                 No. of Shares Outstanding            obligations
Fund                       on October 23, 1995                  on 9/30/95
----------                 -------------------------            ----------------

California Limited                                                   1.5
Connecticut Limited                                                  6.4
Florida Limited                                                      0.0
Massachusetts Limited                                                9.6
Michigan Limited                                                     6.1
National Limited                                                    20.0
New York Limited                                                     0.0
New Jersey Limited                                                   7.9
Ohio Limited                                                        13.6
Pennsylvania Limited                                                 0.0
Alabama                                                              9.1
Arkansas                                                            17.5
Arizona                                                              5.3
California                                                          18.0
Colorado                                                             9.4
Connecticut                                                         12.8
Florida                                                             19.4
Florida Insured                                                     17.8
Georgia                                                             14.2
Hawaii                                                              19.1
Kansas                                                               4.1
Kentucky                                                            16.7
Louisiana                                                           18.2
Maryland                                                            15.1
Massachusetts                                                       18.1
Michigan                                                             4.8
Minnesota                                                           14.1
Mississippi                                                         13.5
Missouri                                                             9.9
New Jersey                                                          19.2
New York                                                             4.4
North Carolina                                                       8.2
Ohio                                                                17.9
Oregon                                                              15.7
Pennsylvania                                                        19.5
Rhode Island                                                        19.5
South Carolina                                                      18.5
Tennessee                                                           14.3
Texas                                                               19.7
Virginia                                                            16.7
West Virginia                                                       17.0

                                                                      EXHIBIT B



         As of September 30, 1995, the following shareholders of the specified Fund owned of record the percentages of shares indicated after their names:

                                                                      EXHIBIT C


                            INVESTMENT RESTRICTIONS
                       [Proposed Additions in Italics and
                        Proposed Deletions in Brackets]


         As a matter of fundamental investment policy, the Fund may not:

         (1)1 [Purchase any security (other than U.S. Government securities) if such purchase, at the time thereof, would, with respect to 75% of the Fund's total assets, cause more than 5% of such assets (taken at market value) to be invested in the securities of a single issuer, provided, however, that the Fund may invest all or part of its investable assets in an open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund;]

         (2) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities). The deposit or payment by the Fund of initial or maintenance margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin;

         (3)* Make short sales of securities or maintain a short position, unless at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 25% of the Fund's net assets (taken at current value) is held as collateral for such sales at any one time. (The Fund will make such sales only for the purpose of deferring realization of gain or loss for federal income tax purposes);

         (4) Purchase securities of any issuer if such purchase, at the time thereof, would cause more than 10% of the total outstanding of voting securities of such issuer, to be held by the Fund; provided, however, that the Fund may invest all or part of its investable assets in an open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund;]

         (5)* Purchase or retain in its portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust, or is a member, officer, director or trustee of any investment adviser of the Fund, if after the purchase of the securities of such issuer by the Fund one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities or both (all taken at market value) of such issuer and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities or both (all taken at market value);

         (6) Underwrite or participate in the marketing of securities of others, except insofar as it may technically be deemed to be an underwriter in selling a portfolio security under circumstances which may require the registration of the same under the Securities Act of 1933 [, or participate on a joint or a joint and several basis in any trading account in securities];

         (7) Make loans [Lend any of its funds or other assets] to any person [, directly or indirectly] except by [(i) through] (a) the acquisition of debt instruments and making portfolio investments, (b) entering into repurchase agreements and [(ii) through the loan of a] (c) lending portfolio securities [security; (The purchase of a portion of an issue of debt obligations, whether or not the purchase is made on the original issuance, is not considered the making of a loan)];
--------
         1Only the California Fund has this restriction so shareholders of other Funds will not vote to eliminate this restriction.

         *This restriction would become nonfundamental if Proposal 2 is approved.

         (8)2 Borrow money [or pledge its assets in excess of 1/3 of the value of its net assets (excluding the amount borrowed) and then only if such borrowing is incurred as a temporary measure for extraordinary or emergency purposes or to facilitate the orderly sale of portfolio securities to accommodate redemption requests;] or issue senior securities except as permitted by the Investment Company Act of 1940[other than its shares of beneficial interest, except as appropriate to evidence indebtedness, including reverse repurchase agreements, which the Fund is permitted to incur. The Fund will not purchase securities while outstanding borrowings, including reverse repurchase agreements, exceed 5% of its total assets; provided, however, that the Fund may increase its interest in an open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund while such borrowings are outstanding. The deposit of cash, cash equivalents and liquid debt securities in a segregated account with the Fund's custodian and/or with a broker in connection with futures contracts or related options transactions and the purchase of securities on a "when-issued" basis are not deemed to be a pledge];

         (9) [Invest for the purpose of exercising control or management of other companies; provided, however, that the Fund may invest all or part of its investable assets in an open-end management investment company with substantially the same investment objective, policies and restriction as the Fund;]

         (10)3 Purchase or sell real estate [, although it may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate] (including limited partnership interests in real estate, but excluding readily marketable interests in real estate investment trusts or readily marketable securities of companies which invest or deal in real estate or securities which are secured by real estate);

         (11)4 Purchase or sell physical commodities or [futures] contracts for the purchase or sale of physical commodities [, provided that the Fund may enter into all types of futures contracts on securities and on securities, economic and other indices and may purchase and sell options on such futures contracts];

         (12) [Buy investment securities from or sell them to any of its officers or Trustees of the Trust, its investment adviser or its underwriter, as principal (or, for some Funds, "its principal underwriter"); however, any such person or concerns may be employed as a broker upon customary terms;]

         (13)* Purchase oil, gas or other mineral leases or purchase partnership interests in oil, gas or other mineral exploration or development programs; or

         (14)5 [Purchase securities issued by any other open-end investment company or investment trust; provided, however, that the Fund may invest all or part of its investable assets in an open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund.]

         (15) Notwithstanding the investment policies and restrictions of the Fund, the Fund may invest all or part of its investable assets in an open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund.
--------
         2The first clause of the second sentence of this restriction is "The Fund will not purchase securities while outstanding temporary bank borrowings exceed 5% of its total assets;" for the California, Florida and New York Funds.

         3All Funds, except the California, Florida and New York Funds, have this restriction in its proposed form so only shareholders of those three Funds will vote to amend this restriction.

         4The California, Florida and New York Funds have this restriction in its proposed form so shareholders of those Funds will not vote to amend this restriction.

         5Only shareholders of the California Fund will vote to eliminate this restriction. The other Funds do not have this restriction.

         *This restriction would become nonfundamental if Proposal 2 is approved.

                          EATON VANCE INVESTMENT TRUST
                          EATON VANCE MUNICIPALS TRUST
                        EATON VANCE MUNICIPALS TRUST II
                      24 FEDERAL STREET, BOSTON, MA 02110

                                                              October 27, 1995
Dear Shareholders:

         On December 8, 1995 and December 15, 1995, Special Meetings of Shareholders of the series (each a "Fund") of Eaton Vance Investment Trust, Eaton Vance Municipals Trust and Eaton Vance Municipals Trust II (each a "Trust") will be held to consider three proposals. Adoption of these proposals with respect to each Fund requires the approval of that Fund's shareholders. As a shareholder, you are entitled to cast one vote for each share that you own. THE TRUSTEES OF EACH TRUST HAVE APPROVED THE PROPOSALS WITH RESPECT TO THE FUNDS OF THAT TRUST AND BELIEVE THAT THE PROPOSALS ARE IN THE BEST INTERESTS OF EACH SUCH FUND AND ITS SHAREHOLDERS.

VOTING TAKES ONLY A FEW MINUTES -- PLEASE RESPOND PROMPTLY.

         YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN. If the required votes are not received by the meeting date, it will be necessary to send further mailings to secure them. This is a costly process and is paid for by your Fund. Therefore, you, as a shareholder, ultimately pay for the expense of a delayed vote. Please sign and return your proxy promptly to avoid this unnecessary expense.

PROPOSALS YOU ARE VOTING ON.

         At the meeting, shareholders will be asked to amend their Fund's investment policies to permit, among other things, each Fund to invest without limitation in obligations the interest on which is subject to the alternative minimum tax. Shareholders will also be asked to amend certain fundamental investment restrictions which may permit the Funds to take advantage of investment opportunities in the future and, for California Fund shareholders only, to change the Fund's status from diversified to non-diversified.

         The matters to be presented at the meetings are described in detail in the enclosed Proxy Statement. THE TRUSTEES RECOMMEND THAT SHAREHOLDERS VOTE IN FAVOR OF EACH PROPOSAL.

                                               For the Board of Trustees

                                               Thomas J. Fetter, President

              THIS IS A VERY IMPORTANT MEETING. IF YOU DO NOT PLAN
               TO ATTEND IN PERSON, PLEASE SIGN, DATE AND RETURN
                         THE ENCLOSED PROXY CARD TODAY.

                          EATON VANCE INVESTMENT TRUST
                          EATON VANCE MUNICIPALS TRUST
                        EATON VANCE MUNICIPALS TRUST II
                      24 FEDERAL STREET, BOSTON, MA 02110

                   NOTICE OF SPECIAL MEETINGS OF SHAREHOLDERS
                        TO BE HELD DECEMBER 8, 1995 AND
                               DECEMBER 15, 1995

         Special Meetings of Shareholders of the series listed below (each a "Fund") of Eaton Vance Investment Trust ("Investment Trust"), Eaton Vance Municipals Trust ("Municipals Trust") and Eaton Vance Municipals Trust II ("Municipals Trust II") (each a "Trust") will be held at the principal office of each Trust, 24 Federal Street, Boston, Massachusetts, on the date specified below commencing at 10:00 a.m. (Boston time).

         THE INVESTMENT TRUST MEETING IS FOR THE FOLLOWING SERIES: EV Marathon Arizona Limited Maturity Tax Free Fund, EV Marathon California Limited Maturity Tax Free Fund, EV Marathon Connecticut Limited Maturity Tax Free Fund, EV Marathon Florida Limited Maturity Tax Free Fund, EV Marathon Massachusetts Limited Maturity Tax Free Fund, EV Marathon Michigan Limited Maturity Tax Free Fund, EV Marathon National Limited Maturity Tax Free Fund, EV Marathon New Jersey Limited Maturity Tax Free Fund, EV Marathon New York Limited Maturity Tax Free Fund, EV Marathon North Carolina Limited Maturity Tax Free Fund, EV Marathon Ohio Limited Maturity Tax Free Fund, EV Marathon Pennsylvania Limited Maturity Tax Free Fund and EV Marathon Virginia Limited Maturity Tax Free Fund. ALL SUCH FUNDS WILL MEET ON DECEMBER 15, 1995, EXCEPT THAT THE NATIONAL LIMITED FUND WILL MEET ON DECEMBER 8, 1995.

         THE MUNICIPALS TRUST MEETING IS FOR THE FOLLOWING SERIES: EV Marathon Alabama Tax Free Fund, EV Marathon Arizona Tax Free Fund, EV Marathon Arkansas Tax Free Fund, EV Marathon California Municipals Fund, EV Marathon Colorado Tax Free Fund, EV Marathon Connecticut Tax Free Fund, EV Marathon Florida Tax Free Fund, EV Marathon Georgia Tax Free Fund, EV Marathon Kentucky Tax Free Fund, EV Marathon Louisiana Tax Free Fund, EV Marathon Maryland Tax Free Fund, EV Marathon Massachusetts Tax Free Fund, EV Marathon Michigan Tax Free Fund, EV Marathon Minnesota Tax Free Fund, EV Marathon Mississippi Tax Free Fund, EV Marathon Missouri Tax Free Fund, EV Marathon New Jersey Tax Free Fund, EV Marathon New York Tax Free Fund, EV Marathon North Carolina Tax Free Fund, EV Marathon Ohio Tax Free Fund, EV Marathon Oregon Tax Free Fund, EV Marathon Pennsylvania Tax Free Fund, EV Marathon Rhode Island Tax Free Fund, EV Marathon South Carolina Tax Free Fund, EV Marathon Tennessee Tax Free Fund, EV Marathon Texas Tax Free Fund, EV Marathon Virginia Tax Free Fund and EV Marathon West Virginia Tax Free Fund. ALL SUCH FUNDS WILL MEET ON DECEMBER 15, 1995, EXCEPT THAT THE ARIZONA, CALIFORNIA, COLORADO, CONNECTICUT, FLORIDA, MASSACHUSETTS, MICHIGAN, MINNESOTA, NEW JERSEY, OHIO, PENNSYLVANIA AND TEXAS FUNDS WILL MEET ON DECEMBER 8, 1995.

         THE MUNICIPALS TRUST II MEETING IS FOR THE FOLLOWING SERIES: EV Marathon Hawaii Tax Free Fund, EV Marathon Kansas Tax Free Fund and EV Marathon Florida Insured Tax Free Fund. THE HAWAII AND KANSAS FUNDS WILL MEET ON DECEMBER 15, 1995 AND THE FLORIDA INSURED FUND WILL MEET ON DECEMBER 8, 1995.

         THE MEETINGS ARE BEING HELD FOR THE FOLLOWING PURPOSES:

         1. FOR EACH FUND: To consider and act upon a proposal to amend the Fund's investment policy to provide that the Fund may invest primarily in municipal obligations the interest on which is exempt from regular federal income tax and (except in the case of the National Limited Maturity Tax Free Fund and the Texas Tax Free Fund) from the State taxes that, in accordance with the Fund's investment objective, the Fund seeks to avoid.

         2. FOR EACH MUNICIPALS TRUST FUND AND THE CONNECTICUT, MICHIGAN AND OHIO LIMITED MATURITY TAX FREE FUNDS: To consider and act upon a proposal to eliminate, reclassify or amend certain of the Fund's fundamental investment restrictions (as set forth in Exhibit C to the accompanying Proxy Statement).

         3. FOR THE CALIFORNIA MUNICIPALS FUND: To consider and act upon a proposal to change the Fund's diversification status from diversified to non-diversified.

         4. To consider and act upon any matters incidental to the foregoing purposes or any of them, and any other matters which may properly come before said meetings or any adjourned session thereof.

         These proposals are discussed in greater detail in the accompanying Proxy Statement.

         This meeting is called pursuant to the By-Laws of each Trust. The Trustees of each Trust fixed the close of business on October 23, 1995 as the record date for the determination of the shareholders of each Fund of that Trust entitled to notice of and to vote at the meeting and any adjournment thereof.

                                              By Order of the Board of Trustees

October 27, 1995                              Thomas Otis, Secretary

IMPORTANT -- SHAREHOLDERS CAN HELP THE TRUSTEES AVOID THE NECESSITY AND ADDITIONAL EXPENSE TO THEIR FUND OF FURTHER SOLICITATIONS TO INSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES AND IS INTENDED FOR YOUR CONVENIENCE.

                          EATON VANCE INVESTMENT TRUST
                          EATON VANCE MUNICIPALS TRUST
                        EATON VANCE MUNICIPALS TRUST II
                      24 FEDERAL STREET, BOSTON, MA 02110


                                                        October 27, 1995


                                PROXY STATEMENT
                    FOR THE SPECIAL MEETINGS OF SHAREHOLDERS

         A proxy is enclosed with the foregoing Notice of the Special Meetings of the Shareholders of the series listed below of Eaton Vance Investment Trust ("Investment Trust"), Eaton Vance Municipals Trust ("Municipals Trust") and Eaton Vance Municipals Trust II ("Municipals Trust II") (each a "Trust") to be held on either Friday, December 8, 1995 or Friday, December 15, 1995 (as specified below), for the benefit of shareholders who do not expect to be present at the meetings. This proxy is solicited on behalf of the Board of Trustees of each Trust, and is revocable by the person giving it at any time prior to exercise by a signed writing filed with the Funds' transfer agent, The Shareholder Services Group, Inc., BOS725, P.O. Box 1559, Boston, Massachusetts 02104, or by executing and delivering a later dated proxy, or by attending the meeting and voting his or her shares in person. Each shareholder may specify the manner in which he or she desires the proxy to be voted upon the matters referred to in the proxy; in the absence of such specification, the proxy will authorize the persons named as attorneys, or any of them, to vote in favor of each such matter. This proxy material is first being mailed to shareholders on or about October 30, 1995.

         THE INVESTMENT TRUST MEETING IS FOR THE FOLLOWING SERIES: EV Marathon Arizona Limited Maturity Tax Free Fund, EV Marathon California Limited Maturity Tax Free Fund, EV Marathon Connecticut Limited Maturity Tax Free Fund, EV Marathon Florida Limited Maturity Tax Free Fund, EV Marathon Massachusetts Limited Maturity Tax Free Fund, EV Marathon Michigan Limited Maturity Tax Free Fund, EV Marathon National Limited Maturity Tax Free Fund, EV Marathon New Jersey Limited Maturity Tax Free Fund, EV Marathon New York Limited Maturity Tax Free Fund, EV Marathon North Carolina Limited Maturity Tax Free Fund, EV Marathon Ohio Limited Maturity Tax Free Fund, EV Marathon Pennsylvania Limited Maturity Tax Free Fund and EV Marathon Virginia Limited Maturity Tax Free Fund. ALL SUCH FUNDS WILL MEET ON DECEMBER 15, 1995, EXCEPT THAT THE NATIONAL LIMITED MATURITY FUND WILL MEET ON DECEMBER 8, 1995.

         THE MUNICIPALS TRUST MEETING IS FOR THE FOLLOWING SERIES: EV Marathon Alabama Tax Free Fund, EV Marathon Arizona Tax Free Fund, EV Marathon Arkansas Tax Free Fund, EV Marathon California Municipals Fund, EV Marathon Colorado Tax Free Fund, EV Marathon Connecticut Tax Free Fund, EV Marathon Florida Tax Free Fund, EV Marathon Georgia Tax Free Fund, EV Marathon Kentucky Tax Free Fund, EV Marathon Louisiana Tax Free Fund, EV Marathon Maryland Tax Free Fund, EV Marathon Massachusetts Tax Free Fund, EV Marathon Michigan Tax Free Fund, EV Marathon Minnesota Tax Free Fund, EV Marathon Mississippi Tax Free Fund, EV Marathon Missouri Tax Free Fund, EV Marathon New Jersey Tax Free Fund, EV Marathon New York Tax Free Fund, EV Marathon North Carolina Tax Free Fund, EV Marathon Ohio Tax Free Fund, EV Marathon Oregon Tax Free Fund, EV Marathon Pennsylvania Tax Free Fund, EV Marathon Rhode Island Tax Free Fund, EV Marathon South Carolina Tax Free Fund, EV Marathon Tennessee Tax Free Fund, EV Marathon Texas Tax Free Fund, EV Marathon Virginia Tax Free Fund and EV Marathon West Virginia Tax Free Fund. ALL SUCH FUNDS WILL MEET ON DECEMBER 15, 1995, EXCEPT THAT THE ARIZONA, CALIFORNIA, COLORADO, CONNECTICUT, FLORIDA, MASSACHUSETTS, MICHIGAN, MINNESOTA, NEW JERSEY, OHIO, PENNSYLVANIA AND TEXAS FUNDS WILL MEET ON DECEMBER 8, 1995.

         THE MUNICIPALS TRUST II MEETING IS FOR THE FOLLOWING SERIES: EV Marathon Hawaii Tax Free Fund, EV Marathon Kansas Tax Free Fund and EV Marathon Florida Insured Tax Free Fund. THE HAWAII AND KANSAS FUNDS WILL MEET ON DECEMBER 15, 1995 AND THE FLORIDA INSURED FUND WILL MEET ON DECEMBER 8, 1995.

         The series of Municipals Trust and Municipals Trust II are referred to individually herein as the "[State name] Fund" (except that EV Marathon Florida Insured Tax Free Fund is referred to as the "Florida Insured Fund"). The series of Investment Trust are referred to individually herein as the "[State name] Limited Fund". The series of the Trusts are referred to collectively herein as the "Funds".

         The Trustees have fixed the close of business on October 23, 1995, as the record date for the determination of the shareholders entitled to notice of and to vote at the meeting and any adjournment(s) thereof. Shareholders at the close of business on the record date will be entitled to one vote for each full share held and to a proportionate share of one vote for each fractional share held. The number of shares of beneficial interest (excluding fractions thereof) of each Fund outstanding as of October 23, 1995 is set forth in Exhibit A.

         The persons who held of record more than 5% of the outstanding shares of a Fund as of September 30, 1995 are set forth in Exhibit B. To the knowledge of each Trust, no other person owns (of record or beneficially) more than 5% of the outstanding shares of a Fund.

         Shareholders of the Funds are being asked to vote on the Proposals as follows:

                                            Shareholders entitled to
Proposal          Purpose                   Vote on Proposal
--------          -------                   ------------------------
1                 To amend the              To be voted on by each Fund
                  Fund's policy con-
                  cerning the muni-
                  cipal obligations
                  in which it invests

2                 To eliminate,             To be voted on by each Municipals
                  reclassify or             Trust Fund, and the Connecticut
                  amend certain             Limited Fund, the Michigan Limited
                  fundamental               Fund and the Ohio Limited Fund
                  investment
                  restrictions

3                 To change the             To be voted on by the California
                  Fund's diversi-           Fund
                  fication status
                  from diversified
                  to non-diversified

         The shareholders of each Fund voting on a Proposal will vote separately as a class on that Proposal.

         The Trustees know of no matter other than those mentioned in Proposals 1 through 3 of the Notice which will be presented at the meetings. If any other matter is properly presented at a meeting, it is the intention of the persons named as attorneys in the enclosed proxy to vote the proxies in accordance with their judgment in regard to such matter.

           PROPOSAL 1. TO APPROVE THE AMENDMENT OF EACH FUND'S POLICY
            CONCERNING THE MUNICIPAL OBLIGATIONS IN WHICH IT INVESTS

         Each Fund (except the National Limited Fund) seeks to achieve its investment objective by investing either directly or indirectly through another open-end management investment company primarily (i.e., at least 80% of net assets during periods of normal market conditions) in debt obligations issued by or on behalf of its corresponding State and its political subdivisions, and (except in the case of the California Fund, the Minnesota Fund and the Tennessee
Fund) the governments of Puerto Rico, the U.S. Virgin Islands and Guam, the interest on which is exempt from regular federal income tax, is not a tax preference item under the federal alternative minimum tax (the "AMT") (except in the case of the California Fund), and (except for the Texas Fund) is exempt from the State taxes that, in accordance with the Fund's investment objective, the Fund seeks to avoid. The National Limited Fund has substantially the same policy except that it invests without regard for any applicable State taxes. In addition to the foregoing, the Minnesota Fund must also limit its investments in obligations the interest on which is exempt from Minnesota alternative minimum tax. Although the California Fund may invest without limit in obligations subject to the federal AMT, California Tax Free Portfolio (the "California Portfolio") (in which the California Fund invests its assets) limits its investment in obligations subject to the AMT in accordance with the foregoing policy. The foregoing policy is a fundamental policy of each Fund and may not be changed unless authorized by a vote of each Fund's shareholders.

         This Proposal seeks to amend the policy described above to permit each Fund to invest either directly or indirectly through another open-end management investment company primarily (i.e., at least 80% of net assets during normal market conditions) in municipal obligations the interest on which is exempt from regular federal income tax and (except in the case of the National Limited Fund and the Texas Fund) from the State taxes that, in accordance with the Fund's investment objective, the Fund seeks to avoid.

         Each Fund invests its assets in a corresponding investment company (a "Portfolio") with (except the California Fund) the same investment policy as that described above for the Fund. When voting on a parallel proposal to amend the Portfolio's investment policy (or, in the case of the California Portfolio, a proposal to amend the California Portfolio's policy as described below), each Fund will vote its interest in the Portfolio for or against such Proposal proportionately to the instructions to vote for or against this Proposal (as described in each Fund's prospectus).

         If this Proposal is approved with respect to each Fund and its corresponding Portfolio, each Portfolio will be permitted to invest without limit in obligations the interest on which is a tax preference item under the AMT ("AMT obligations") (and, in the case of the Minnesota Portfolio, Minnesota alternative minimum tax).\1/ This policy change should result in greater investment opportunities because the Portfolios will no longer be required to restrict investment in AMT obligations to 20% of net assets. Moreover, Boston Management & Research, the investment adviser to the Portfolios, (the "Investment Adviser") believes that, under current market conditions, AMT obligations may provide higher yields than non-AMT obligations. Should these market conditions continue, a Portfolio would have the ability to invest without limit in such higher-yielding obligations, provided that they otherwise meet the credit quality and other criteria of the Portfolio (as described in its corresponding Fund's prospectus). As a result, investment returns may be enhanced.

--------
\1/The Minnesota Fund would continue, however, to invest 95% of its assets in specified Minnesota sources, as described in the Prospectus.

         The federal AMT is generally applicable to only wealthy individuals and corporations that earn high income and are able to reduce their regular income tax liability through tax deductions. Therefore, the proposed policy change is unlikely to affect the tax-exempt status of the income earned by a Fund for most shareholders. For the percentage of each Portfolio's net assets invested in AMT obligations on September 30, 1995, see Exhibit A.

         If this Proposal is approved, each Portfolio will also be permitted to invest in municipal obligations of any issuer, provided that the interest on such obligations is exempt from regular federal income tax and the State taxes specified in the Fund's investment objective (if any). Each Portfolio (except the National Limited Fund), however, will continue to invest at least 65% of its total assets in municipal obligations issued by or on behalf of its corresponding State or its political subdivisions. The amended policy would permit the California Portfolio, Minnesota Portfolio and Tennessee Portfolio to invest up to 35% of its total assets in obligations issued by the Territories, provided that the interest on such obligations is exempt from regular federal income tax and relevant State taxes. (The Minnesota Portfolio, however, has no current intention of investing in such obligations.) The amended policy would also permit the Minnesota Portfolio to invest without limit in obligations the interest on which is subject to the Minnesota alternative minimum tax. Such tax is based in part on federal alternative minimum taxable income.

         In connection with this policy change, each Fund (except the California
Fund) and each Portfolio would change the phrase "Tax Free" in its name to "Municipals" (e.g., from "EV Marathon [State name] Tax Free Fund" to "EV Marathon [State name] Municipals Fund").

                      VOTE REQUIRED TO APPROVE PROPOSAL 1

         Approval of the Proposal with respect to a Fund requires the affirmative vote of a majority of the outstanding voting securities of that Fund, which term as used in this Proxy Statement means the vote of the lesser of
(a) more than 50% of the outstanding shares of the Fund, or (b) 67% of the shares of the Fund present at the meeting if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy at the meeting.

         The Trustees have considered various factors and believe that this Proposal will increase investment opportunities and is in the best interests of each Fund and its shareholders. If the Proposal is not approved with respect to a Fund, that Fund's current fundamental investment policy will remain in effect and a shareholder vote will be required before the Fund can engage in activities prohibited by the current policy. THE TRUSTEES RECOMMEND THAT SHAREHOLDERS VOTE IN FAVOR OF THE AMENDMENT OF THEIR FUND'S INVESTMENT POLICY AS DESCRIBED ABOVE.

          PROPOSAL 2. TO APPROVE THE ELIMINATION, RECLASSIFICATION OR
            AMENDMENT OF CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS
                    (FOR EACH MUNICIPALS TRUST FUND AND THE
                 CONNECTICUT, MICHIGAN AND OHIO LIMITED FUNDS)

         The Act requires a registered investment company series like each Fund to have certain specific investment restrictions which can be changed only by a shareholder vote. Investment company series may also elect to designate other restrictions which may be changed only by a shareholder vote. Both types of restrictions are often referred to as "fundamental" restrictions. Some fundamental restrictions adopted by the Funds reflect certain regulatory, business or industry conditions which are no longer in effect. Accordingly, the Trustees authorized a review of the Funds' fundamental restrictions to simplify and modernize those restrictions which are required to be fundamental and to eliminate as fundamental any restrictions which are not now required to be fundamental under state securities ("Blue Sky") laws or the positions of the staff of the Securities and Exchange Commission (the "Commission") in interpreting the Act. If not required to be fundamental, depending on the circumstances, the restriction would be reclassified as a nonfundamental restriction in the same or a modified form, or eliminated. Nonfundamental restrictions can be changed by the Trustees without shareholder approval. Similar revisions to fundamental restrictions have been approved by shareholders of several other funds advised by Eaton Vance Management or its affiliates ("EVM"), so the uniformity of such restrictions will serve to facilitate EVM's compliance efforts.

         This Proposal seeks shareholder approval of changes which are intended to accomplish the foregoing goals. The proposed changes to the fundamental restrictions are discussed in detail below. Please refer to the changes to the restrictions as set forth in Exhibit C. By reducing to a minimum those restrictions which can be changed only by shareholder vote, each Fund would be able to avoid the costs and delay associated with a future shareholder meeting and the Trustees believe that the Investment Adviser's ability to manage the Fund's Portfolio in a changing regulatory or investment environment will be enhanced. Accordingly, investment management opportunities will be increased. The numerical references to the Funds' investment restrictions correspond to the paragraphs in Exhibit C. If this Proposal is approved, the restrictions will be reordered.

         If approved, the proposed changes will not affect current management of a Fund's Portfolio. Moreover, the changes would be made regardless of whether the other proposals in this proxy statement are approved. When voting on a parallel proposal to amend the fundamental investment restrictions of its corresponding Portfolio, each Fund will vote its interest in the Portfolio for or against such Proposal proportionately to the instructions to vote for or against this Proposal (as described in each Fund's prospectus).

                      ELIMINATION OF CERTAIN RESTRICTIONS

         The Trustees propose to eliminate Restriction (1), Restriction (4), Restriction (9), Restriction (12), the latter part of Restriction (6) and (with respect to the California Fund only) Restriction (14), because such restrictions are not required to be fundamental policies under the Act or state "Blue Sky" laws.

         Restriction (1) (which applies only to the California Fund) and Restriction (4) concern the diversification of assets by issuer. These restrictions do not apply to nondiversified funds and are not required (in the case of a diversified fund) to be fundamental. All the Funds (except the California Fund) are nondiversified and, if Proposal 3 is approved, the California Fund will become nondiversified.

         Restriction (9) concerning investing for control prohibits a Fund from investing for control or management of other companies. Investing for such purposes would be difficult because of the Act's diversification requirements and are regulated by the Act's provisions on affiliated transactions.

         Restriction (12) concerning transactions with affiliates prohibits a Fund from buying securities from or selling securities to Trust officers, Trustees or other affiliates. Such transactions are circumscribed by the Act's provisions on affiliated transactions and the Investment Adviser maintains a code of ethics to monitor transactions with the Funds.

         The latter part of Restriction (6) concerning joint transactions is a matter regulated by a provision of the Act which is subject to certain exceptions pursuant to rules or positions of the staff of the Commission. Eliminating the prohibition may allow a Fund to engage in certain beneficial transactions, such as purchasing securities with affiliated investment companies at a lower cost, if the Commission grants an exemptive order permitting such transactions.

         Restriction (14) (which is a restriction of the California Fund only) prohibits the California Fund from purchasing securities of another open-end investment company or investment trust (other than the California Portfolio). Investment in investment companies is regulated by the Act and the California Fund has no policy of investing in any such companies other than the California Portfolio.

                    RECLASSIFICATION OF CERTAIN RESTRICTIONS

         The Trustees also propose that Restrictions (3), (5) and (13) be eliminated as fundamental, but be retained as nonfundamental policies of each Fund (which could be thereafter amended or eliminated by Trustee vote). These restrictions are required under various state "Blue Sky" laws and/or federal laws, but are not required to be a fundamental policy of a Fund.

         Restriction (3) concerning short sales prohibits a Fund from engaging in such transactions unless they are "against the box" and no more than 25% of net assets is held as collateral. In a short sale, a Fund would sell a borrowed security with a corresponding obligation to return the same security. If reclassified as nonfundamental, the restriction could be revised in the future to permit other types of short sales if permitted by law.

         Restriction (5) concerning investment in affiliated issuers prohibits a Fund from purchasing a security where individuals affiliated with the Fund own beneficially more than 5% of that security. If reclassified as nonfundamental, this restriction could be revised in the future to permit such affiliated investment if relevant laws change.

         Restriction (13) concerning investment in exploration companies prohibits the purchase of oil, gas or mineral interests. Such investments are inconsistent with each Fund's current investment policies, but, if the restriction is reclassified as nonfundamental, the restriction could be eliminated if reclassified and if state Blue Sky laws change.

         If shareholders approve the proposed reclassification of certain investment restrictions as nonfundamental, a future change in any of these restrictions could be effected by the Trustees without shareholder approval if the Trustees determined that such a change was appropriate and desirable. The Trustees have no present intention of amending or eliminating the foregoing restrictions if they are reclassified. The Trustees believe, however, that this reclassification of restrictions will enable each Fund to respond more rapidly to future changes in the Fund's competitive and regulatory environment.

                       AMENDMENT TO CERTAIN RESTRICTIONS

         The Trustees propose to amend several fundamental policies.

         Restriction (6) concerning underwriting, Restriction (10) concerning investing in real estate and Restriction (11) concerning futures transactions have been revised for clarity to be consistent with other funds advised by EVM or the Investment Adviser. (Only California Fund, Florida Fund and New York Fund shareholders will vote to amend Restriction (10) because the other Funds already have that restriction in the proposed form; shareholders of those three Funds will not vote to amend Restriction (11) because their restriction already exists in the proposed form.) Restriction (7) concerning lending is proposed to be simplified and revised consistent with current regulatory restraints.

         Restriction (8) concerning borrowing, pledging and senior securities has been revised by deleting the restriction on pledging and by permitting borrowing and the issuance of senior securities consistent with the Act. Pledging restrictions are no longer required by State law. The positions of staff of the Commission on borrowings and senior securities have evolved in recent years with the development of new investment strategies, such as reverse repurchase agreements and futures transactions. Each Fund would like the ability to consider use of new investment techniques consistent with the Act and appropriate disclosure as interpretations of the Act are further developed.

         The Trustees also propose to create a new Restriction (15) that would clarify each Fund's policy of investing in another open-end management investment company.

                      VOTE REQUIRED TO APPROVE PROPOSAL 2

         Approval of the Proposal requires the affirmative vote of a majority of the outstanding voting securities of a Fund as set forth under "Vote Required to Approve Proposal 1" above.

         The Trustees have considered various factors and believe that this Proposal will increase investment management flexibility and is in the best interests of each Fund and its shareholders. If the Proposal is not approved with respect to a Fund, that Fund's current fundamental restrictions will remain in effect and a shareholder vote will be required before the Fund can engage in activities prohibited by a current fundamental restriction. THE TRUSTEES RECOMMEND THAT THE SHAREHOLDERS VOTE IN FAVOR OF THE ELIMINATION, RECLASSIFICATION OR AMENDMENT OF CERTAIN OF THEIR FUND'S INVESTMENT RESTRICTIONS.

                  PROPOSAL 3. CHANGE IN DIVERSIFICATION STATUS
                           (FOR THE CALIFORNIA FUND)

         As a diversified fund under the Act, the California Fund may not (with respect to 75% of its assets) invest more than 5% of assets in any one issuer (excluding the U.S. Government) or own more than 10% of the outstanding voting securities of any one issuer. Pursuant to the Act, a change in the California Fund's diversification status requires shareholder approval. The purpose of this Proposal is to change the California Fund's diversification status under the Act from diversified to nondiversified. As a nondiversified fund, the Fund would be subject to the foregoing with respect to only 50% of its assets.

         The Fund will also vote on a parallel proposed to change the diversification status of the California Portfolio. When so voting, the Fund will vote its interest in the Portfolio for or against such proposal proportionately to the instructions to vote for or against this Proposal (as described in the Fund's prospectus).

         Because of the limited number of issuers within a particular state, state municipal funds may need the ability to invest (with respect to a larger percentage of assets) more than 5% of assets in a single issuer. Changing the California Fund's and the California Portfolio's status would provide the California Portfolio this ability. To the extent the California Portfolio invests a greater percentage of assets in a single issuer, it would be more susceptible to any adverse economic or political occurrence affecting that issuer. In addition to allowing the California Portfolio to invest a greater portion of assets in a single issuer, the proposed change in status would facilitate Eaton Vance's compliance efforts in that (if this Proposal is approved) all of the Eaton Vance state municipal funds will be nondiversified.

                      VOTE REQUIRED TO APPROVE PROPOSAL 3

         Approval of this Proposal requires the affirmative vote of a majority of the outstanding voting securities of the California Fund as set forth under "Vote Required to Approval Proposal 1" above.

         The Trustees have considered various factors and believe the Proposal will increase investment flexibility and is in the best interests of the California Fund and its shareholders. If the Proposal is not approved, the Fund will continue to be a diversified fund and a shareholder vote will be required in order to change that status. THE TRUSTEES RECOMMEND THAT THE SHAREHOLDERS VOTE IN FAVOR OF A CHANGE IN THE CALIFORNIA FUND'S DIVERSIFICATION STATUS FROM DIVERSIFIED TO NONDIVERSIFIED.

                       NOTICE TO BANKS AND BROKER/DEALERS

         Each Trust on behalf of its Funds has previously solicited all Nominee and Broker/Dealer accounts as to the number of additional proxy statements required to supply owners of shares. Should additional proxy material be required for beneficial owners, please forward such requests to: The Shareholder Services Group, Inc., Eaton Vance Group of Funds, Proxy Department, P.O. Box 9122, Hingham, MA 02043-9717.

                             ADDITIONAL INFORMATION

         The expense of preparing, printing and mailing this proxy material and the cost of soliciting proxies on behalf of the Board of Trustees of each Trust will be borne ratably by its Funds. Proxies will be solicited by mail and may be solicited in person or by telephone or telegraph by officers of a Trust, by personnel of the Investment Adviser, by the transfer agent, The Shareholder Services Group, Inc., by broker-dealer firms or by a professional solicitation organization. Each Trust has retained Tritech Services of Piscataway, New Jersey ("Tritech") to assist in the solicitation of proxies, for which Municipals Trust, Municipals Trust II and Investment Trust will pay an estimated fee of approximately $_______, $_______ and $_______, respectively, plus out-of-pocket expenses, which will be borne ratably by the Funds of such Trust. The expenses connected with the solicitation of these proxies and with any further proxies which may be solicited by a Trust's officers, by the Investment Adviser's personnel, by each transfer agent, The Shareholder Services Group, Inc., by broker-dealer firms, or by Tritech, in person, by telephone or by telegraph will be borne ratably by each Fund. The Funds will reimburse banks, broker-dealer firms, and other persons holding shares registered in their names or in the names of their nominees, for their expenses incurred in sending proxy materials to and obtaining proxies from the beneficial owners of such shares.

         All proxy cards solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the meeting, and which are not revoked, will be voted at the meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on the proxy card, it will be voted for the matters specified on the proxy card. Any proxies not voted, will not be counted toward establishing a quorum. Shareholders should note that while votes to abstain and "broker non-votes" will be counted toward establishing a quorum, passage of any Proposal being considered at the meeting will occur only if a sufficient number of votes are cast for the Proposal. Accordingly, votes to abstain, broker non-votes and votes against will have the same effect in determining whether a Proposal is approved.

         In the event that sufficient votes by the shareholders of any Fund in favor of any Proposal set forth in the Notice of this meeting are not received by the meeting date, the persons named as attorneys in the enclosed proxy may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the session of the meeting to be adjourned. The persons named as attorneys in the enclosed proxy will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposal for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against such Proposal. A shareholder vote may be taken on one or more of the Proposals in this Proxy Statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate. The costs of any additional solicitation and of any adjourned session will be borne ratably by the Funds.

         Each Fund will furnish, without charge, a copy of the Fund's Annual Report and its most recent Semi-Annual Report succeeding the Annual Report to any shareholder upon request. Shareholders desiring to obtain a copy of such reports should direct all written requests to: Thomas Otis, the Secretary of each Trust, 24 Federal Street, Boston, Massachusetts 02110, or should call Eaton Vance Shareholder Services at 1-800-225-6265.

         Submission of Shareholder Proposals. The Trusts and the Funds do not hold annual shareholders' meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders' meeting should send their written proposals to the Secretary of the relevant Trust, 24 Federal Street, Boston, Massachusetts 02110. Proposals must be received in advance of a proxy solicitation to be included and the mere submission of a proposal does not guarantee inclusion in the proxy statement because certain federal securities law rules must be complied with.


                                               EATON VANCE INVESTMENT TRUST
                                               EATON VANCE MUNICIPALS TRUST
                                               EATON VANCE MUNICIPALS TRUST II
October 27, 1995

                                                                EXHIBIT A

                                                                 % of Port-
                                                                 folio's assets
                                                                 invested in AMT
EV Marathon                No. of Shares Outstanding             obligations
Fund                       on October 23, 1995                   on 9/30/95
-----------                -------------------------             --------------

Arizona Limited                                                      0.0
California Limited                                                   1.5
Connecticut Limited                                                  6.4
Florida Limited                                                      0.0
Massachusetts Limited                                                9.6
Michigan Limited                                                     6.1
National Limited                                                    20.0
New York Limited                                                     0.0
New Jersey Limited                                                   7.9
North Carolina Limited                                               9.0
Ohio Limited                                                        13.6
Pennsylvania Limited                                                 0.0
Virginia Limited                                                     3.6
Alabama                                                              9.1
Arkansas                                                            17.5
Arizona                                                              5.3
California                                                          18.0
Colorado                                                             9.4
Connecticut                                                         12.8
Florida                                                             19.4
Florida Insured                                                     17.8
Georgia                                                             14.2
Hawaii                                                              19.1
Kansas                                                               4.1
Kentucky                                                            16.7
Louisiana                                                           18.2
Maryland                                                            15.1
Massachusetts                                                       18.1
Michigan                                                             4.8
Minnesota                                                           14.1
Mississippi                                                         13.5
Missouri                                                             9.9
New Jersey                                                          19.2
New York                                                             4.4
North Carolina                                                       8.2
Ohio                                                                17.9
Oregon                                                              15.7
Pennsylvania                                                        19.5
Rhode Island                                                        19.5
South Carolina                                                      18.5
Tennessee                                                           14.3
Texas                                                               19.7
Virginia                                                            16.7
West Virginia                                                       17.0

                                                              EXHIBIT B



         As of September 30, 1995, the following shareholders of the specified Fund owned of record the percentages of shares indicated after their names:

         Arizona Limited -- Emma M. O'Brien, Trustee, Emma M. O'Brien, Trust, u/a dtd 10/7/82, 13539 W. Spring Meadow Drive, Sun City, West Arizona, 85375 (9.75%), PaineWebber for the Benefit of Carmelita Cracchiolo Trustee, The A&C Cracchiolo Family Trust, dated 5/27/81, 30 Camino Miramonte, Tucson, AZ 85716-4928 (9.54%), Elizabeth J. Slater & Kemper
         C. Tyson JTWROS, 1450 E. Bethany Home Road, Phoenix, AZ 85014 (8.09%), Smith Barney Inc., 388 Greenwich Street, New York, NY 10013, broker-dealer, (6.57%) which they held on behalf of their customers who are the beneficial owners of such shares (such firm has informed the Funds that none of their customers beneficially owned more than 5% of the outstanding shares), and Sherry L. Jabour, Trustee, Sherry L. Jabour Trust, U/A dtd 3/12/90, 8398 E. Thougoughbred, Scottsdale, AZ 85258 (5.74%);

         North Carolina Limited -- Smith Barney Inc., 388 Greenwich Street, New York, NY 10013, broker-dealer, (22.42) which they held on behalf of their customers who are the beneficial owners of such shares (such firm has informed the Funds that none of their customers beneficially owned more than 5% of the outstanding shares), and Eaton Vance Management,
         Attn: Accounting Dept., 4th Floor, 24 Federal Street, Boston, MA 02110 (57.35%);

         Virginia Limited -- Hiroko Imamura, 9613 Masterworks Drive, Vienna, VA 22181-6104 (26.29%), Eaton Vance Management, Attn: Accounting Dept., 4th Floor, 24 Federal Street, Boston, MA 02110 (18.83%), Henry Michael Tacoronte & Patricia Ann Tacoronte JTWROS, 1848 Shillelagh Road, Chesapeake, VA 23323 (14.40%), PaineWebber for the Benefit of The Carol Baker Avery Revocable Trust dated 10/12/92, James R. Olin, Trustee, 175
         - 27th St. SE, Roanoke, VA 24014-3307 (12.01%), and Eaton Vance Distributors Inc., Attn: Order Room, 24 Federal Street, Boston, MA 02110 (9.27%);

         Florida Insured Fund -- William Akers Jr., Trustee, Georgia O. Akers Trust, U/A Dtd 7/17/91 as amended 12/7/94, 1064 John Anderson Drive, Ormond Beach, FL 32176-4121 (6.63%); and

         Texas Fund -- NFSC FEBO # ATL - 213985 - Edwin V. Bonneau and Barbara
         J. Bonneau, 2710 Bay Meadows Circle, Farmers Branch, TX 75234 (7.50%).

         As of September 30, 1995, Merrill Lynch Pierce Fenner & Smith of Jacksonville, FL, broker-dealer, held of record the following percentages of the outstanding shares, which they held on behalf of their customers who are the beneficial owners of such shares. Such firm has informed the Funds that none of their customers beneficially owned more than 5% of the outstanding shares.

                                                          MERRILL LYNCH
         NAME OF FUND                                  PERCENTAGE OF SHARES
         ------------                                  --------------------

         Arizona Limited Fund.......................          51.42
         California Limited Fund....................          27.51
         Connecticut Limited Fund...................          21.95
         Florida Limited Fund.......................          22.98
         Massachusetts Limited Fund.................          18.31
         Michigan Limited Fund......................          25.38
         National Limited Fund......................          21.83
         New York Limited Fund......................          20.58
         New Jersey Limited Fund....................          16.32
         North Carolina Limited Fund................          17.06
         Ohio Limited Fund..........................           7.69
         Pennsylvania Limited Fund..................          25.67
         Virginia Limited Fund......................          19.20
         Alabama Fund...............................          34.59
         Arkansas Fund..............................          12.32
         Arizona Fund...............................          11.19
         California Fund............................          13.11
         Colorado Fund..............................           6.91
         Connecticut Fund...........................          20.17
         Florida Fund...............................          16.41
         Florida Insured Fund.......................          14.38
         Georgia Fund...............................          21.46
         Kansas Fund................................          13.74
         Kentucky Fund..............................          15.83
         Louisiana Fund.............................          37.86
         Maryland Fund..............................          16.50
         Massachusetts Fund.........................           9.84
         Michigan Fund..............................          26.36
         Minnesota Fund.............................           5.81
         Mississippi Fund...........................          28.53
         Missouri Fund..............................           7.56
         New Jersey Fund............................          10.63
         New York Fund..............................          13.68
         North Carolina Fund........................          12.93
         Ohio Fund..................................          20.82
         Oregon Fund................................          12.50
         Pennsylvania Fund..........................          14.00
         Rhode Island Fund..........................          27.20
         South Carolina Fund........................          18.27
         Tennessee Fund.............................          11.38
         Texas Fund.................................          20.17
         Virginia Fund..............................          15.41
         West Virginia Fund.........................          20.18

                                                EXHIBIT C


                            INVESTMENT RESTRICTIONS
                       [Proposed Additions in Italics and
                        Proposed Deletions in Brackets]


         As a matter of fundamental investment policy, the Fund may not:

         (1)1 [Purchase any security (other than U.S. Government securities) if such purchase, at the time thereof, would, with respect to 75% of the Fund's total assets, cause more than 5% of such assets (taken at market value) to be invested in the securities of a single issuer, provided, however, that the Fund may invest all or part of its investable assets in an open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund;]

         (2) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities). The deposit or payment by the Fund of initial or maintenance margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin;

         (3)* Make short sales of securities or maintain a short position, unless at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 25% of the Fund's net assets (taken at current value) is held as collateral for such sales at any one time. (The Fund will make such sales only for the purpose of deferring realization of gain or loss for federal income tax purposes);

         (4) Purchase securities of any issuer if such purchase, at the time thereof, would cause more than 10% of the total outstanding of voting securities of such issuer, to be held by the Fund; provided, however, that the Fund may invest all or part of its investable assets in an open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund;]

         (5)* Purchase or retain in its portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust, or is a member, officer, director or trustee of any investment adviser of the Fund, if after the purchase of the securities of such issuer by the Fund one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities or both (all taken at market value) of such issuer and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities or both (all taken at market value);

--------
         1Only the California Fund has this restriction so shareholders of other Funds will not vote to eliminate this restriction.

         *This restriction would become nonfundamental if Proposal 2 is approved.

         (6) Underwrite or participate in the marketing of securities of others, except insofar as it may technically be deemed to be an underwriter in selling a portfolio security under circumstances which may require the registration of the same under the Securities Act of 1933 [, or participate on a joint or a joint and several basis in any trading account in securities];

         (7) Make loans [Lend any of its funds or other assets] to any person [, directly or indirectly] except by [(i) through] (a) the acquisition of debt instruments and making portfolio investments, (b) entering into repurchase agreements and [(ii) through the loan of a] (c) lending portfolio securities [security; (The purchase of a portion of an issue of debt obligations, whether or not the purchase is made on the original issuance, is not considered the making of a loan)];

         (8)2 Borrow money [or pledge its assets in excess of 1/3 of the value of its net assets (excluding the amount borrowed) and then only if such borrowing is incurred as a temporary measure for extraordinary or emergency purposes or to facilitate the orderly sale of portfolio securities to accommodate redemption requests;] or issue senior securities except as permitted by the Investment Company Act of 1940[other than its shares of beneficial interest, except as appropriate to evidence indebtedness, including reverse repurchase agreements, which the Fund is permitted to incur. The Fund will not purchase securities while outstanding borrowings, including reverse repurchase agreements, exceed 5% of its total assets; provided, however, that the Fund may increase its interest in an open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund while such borrowings are outstanding. The deposit of cash, cash equivalents and liquid debt securities in a segregated account with the Fund's custodian and/or with a broker in connection with futures contracts or related options transactions and the purchase of securities on a "when-issued" basis are not deemed to be a pledge];

         (9) [Invest for the purpose of exercising control or management of other companies; provided, however, that the Fund may invest all or part of its investable assets in an open-end management investment company with substantially the same investment objective, policies and restriction as the Fund;]

--------
         2The first clause of the second sentence of this restriction is "The Fund will not purchase securities while outstanding temporary bank borrowings exceed 5% of its total assets;" for the California, Florida and New York Funds.

         (10)3 Purchase or sell real estate [, although it may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate] (including limited partnership interests in real estate, but excluding readily marketable interests in real estate investment trusts or readily marketable securities of companies which invest or deal in real estate or securities which are secured by real estate);

         (11)4 Purchase or sell physical commodities or [futures] contracts for the purchase or sale of physical commodities [, provided that the Fund may enter into all types of futures contracts on securities and on securities, economic and other indices and may purchase and sell options on such futures contracts];

         (12) [Buy investment securities from or sell them to any of its officers or Trustees of the Trust, its investment adviser or its underwriter, as principal (or, for some Funds, "its principal underwriter"); however, any such person or concerns may be employed as a broker upon customary terms;]

         (13)* Purchase oil, gas or other mineral leases or purchase partnership interests in oil, gas or other mineral exploration or development programs; or

         (14)5 [Purchase securities issued by any other open-end investment company or investment trust; provided, however, that the Fund may invest all or part of its investable assets in an open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund.]

         (15) Notwithstanding the investment policies and restrictions of the Fund, the Fund may invest all or part of its investable assets in an open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund.

--------
         3All Funds, except the California, Florida and New York Funds, have this restriction in its proposed form so only shareholders of those three Funds will vote to amend this restriction.

         4The California, Florida and New York Funds have this restriction in its proposed form so shareholders of those Funds will not vote to amend this restriction.

         5Only shareholders of the California Fund will vote to eliminate this restriction. The other Funds do not have this restriction.

         *This restriction would become nonfundamental if Proposal 2 is approved.

                          EATON VANCE INVESTMENT TRUST
                          EATON VANCE MUNICIPALS TRUST
                        EATON VANCE MUNICIPALS TRUST II
                      24 FEDERAL STREET, BOSTON, MA 02110

                                                              October 27, 1995
Dear Shareholders:

         On December 8, 1995 and December 15, 1995, Special Meetings of Shareholders of the series (each a "Fund") of Eaton Vance Investment Trust, Eaton Vance Municipals Trust and Eaton Vance Municipals Trust II (each a "Trust") will be held to consider three proposals. Adoption of these proposals with respect to each Fund requires the approval of that Fund's shareholders. As a shareholder, you are entitled to cast one vote for each share that you own. THE TRUSTEES OF EACH TRUST HAVE APPROVED THE PROPOSALS WITH RESPECT TO THE FUNDS OF THAT TRUST AND BELIEVE THAT THE PROPOSALS ARE IN THE BEST INTERESTS OF EACH SUCH FUND AND ITS SHAREHOLDERS.

VOTING TAKES ONLY A FEW MINUTES -- PLEASE RESPOND PROMPTLY.

         YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN. If the required votes are not received by the meeting date, it will be necessary to send further mailings to secure them. This is a costly process and is paid for by your Fund. Therefore, you, as a shareholder, ultimately pay for the expense of a delayed vote. Please sign and return your proxy promptly to avoid this unnecessary expense.

PROPOSALS YOU ARE VOTING ON.

         At the meeting, shareholders will be asked to amend their Fund's investment policies to permit, among other things, each Fund to invest without limitation in obligations the interest on which is subject to the alternative minimum tax. Shareholders will also be asked to amend certain fundamental investment restrictions which may permit the Funds to take advantage of investment opportunities in the future and, for California Fund shareholders only, to change the Fund's status from diversified to non-diversified.

         The matters to be presented at the meetings are described in detail in the enclosed Proxy Statement. THE TRUSTEES RECOMMEND THAT SHAREHOLDERS VOTE IN FAVOR OF EACH PROPOSAL.

                                               For the Board of Trustees

                                               Thomas J. Fetter, President

              THIS IS A VERY IMPORTANT MEETING. IF YOU DO NOT PLAN
               TO ATTEND IN PERSON, PLEASE SIGN, DATE AND RETURN
                         THE ENCLOSED PROXY CARD TODAY.

                          EATON VANCE INVESTMENT TRUST
                          EATON VANCE MUNICIPALS TRUST
                        EATON VANCE MUNICIPALS TRUST II
                      24 FEDERAL STREET, BOSTON, MA 02110

                   NOTICE OF SPECIAL MEETINGS OF SHAREHOLDERS
                        TO BE HELD DECEMBER 8, 1995 AND
                               DECEMBER 15, 1995

         Special Meetings of Shareholders of the series listed below (each a "Fund") of Eaton Vance Investment Trust ("Investment Trust"), Eaton Vance Municipals Trust ("Municipals Trust") and Eaton Vance Municipals Trust II ("Municipals Trust II") (each a "Trust") will be held at the principal office of each Trust, 24 Federal Street, Boston, Massachusetts, on the date specified below commencing at 10:00 a.m. (Boston time).

         THE INVESTMENT TRUST MEETING IS FOR THE FOLLOWING SERIES: EV Traditional Florida Limited Maturity Tax Free Fund, EV Traditional National Limited Maturity Tax Free Fund and EV Traditional New York Limited Maturity Tax Free Fund. THE NEW YORK AND FLORIDA LIMITED FUNDS WILL MEET ON DECEMBER 15, 1995, AND THE NATIONAL LIMITED FUND WILL MEET ON DECEMBER 8, 1995.

         THE MUNICIPALS TRUST MEETING IS FOR THE FOLLOWING SERIES: EV Traditional California Municipals Fund, EV Traditional Connecticut Tax Free Fund, EV Traditional Florida Tax Free Fund, Eaton Vance Massachusetts Municipal Bond Fund, EV Traditional New Jersey Tax Free Fund, EV Traditional New York Tax Free Fund and EV Traditional Pennsylvania Tax Free Fund. ALL SUCH FUNDS WILL MEET ON DECEMBER 15, 1995, EXCEPT THAT THE CALIFORNIA, CONNECTICUT, FLORIDA, MASSACHUSETTS, NEW JERSEY AND PENNSYLVANIA FUNDS WILL MEET ON DECEMBER 8, 1995.

         THE MUNICIPALS TRUST II MEETING is for EV Traditional Florida Insured Tax Free Fund. THE MEETING WILL BE HELD ON DECEMBER 8, 1995.

         THE MEETINGS ARE BEING HELD FOR THE FOLLOWING PURPOSES:

         1. FOR EACH FUND: To consider and act upon a proposal to amend the Fund's investment policy to provide that the Fund may invest primarily in municipal obligations the interest on which is exempt from regular federal income tax and (except in the case of the National Limited Maturity Tax Free Fund) from the State taxes that, in accordance with the Fund's investment objective, the Fund seeks to avoid.

         2. FOR EACH MUNICIPALS TRUST FUND: To consider and act upon a proposal to eliminate, reclassify or amend certain of the Fund's fundamental investment restrictions (as set forth in Exhibit C to the accompanying Proxy Statement).

         3. FOR THE CALIFORNIA MUNICIPALS FUND: To consider and act upon a proposal to change the Fund's diversification status from diversified to non-diversified.

         4. To consider and act upon any matters incidental to the foregoing purposes or any of them, and any other matters which may properly come before said meetings or any adjourned session thereof.

         These proposals are discussed in greater detail in the accompanying Proxy Statement.

         This meeting is called pursuant to the By-Laws of each Trust. The Trustees of each Trust fixed the close of business on October 23, 1995 as the record date for the determination of the shareholders of each Fund of that Trust entitled to notice of and to vote at the meeting and any adjournment thereof.

                                    By Order of the Board of Trustees

October 27, 1995                    Thomas Otis, Secretary

IMPORTANT -- SHAREHOLDERS CAN HELP THE TRUSTEES AVOID THE NECESSITY AND ADDITIONAL EXPENSE TO THEIR FUND OF FURTHER SOLICITATIONS TO INSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES AND IS INTENDED FOR YOUR CONVENIENCE.

                          EATON VANCE INVESTMENT TRUST
                          EATON VANCE MUNICIPALS TRUST
                        EATON VANCE MUNICIPALS TRUST II
                      24 FEDERAL STREET, BOSTON, MA 02110

                                                             October 27, 1995

                                PROXY STATEMENT
                    FOR THE SPECIAL MEETINGS OF SHAREHOLDERS

         A proxy is enclosed with the foregoing Notice of the Special Meetings of the Shareholders of the series listed below of Eaton Vance Investment Trust ("Investment Trust"), Eaton Vance Municipals Trust ("Municipals Trust") and Eaton Vance Municipals Trust II ("Municipals Trust II") (each a "Trust") to be held on either Friday, December 8, 1995 or Friday, December 15, 1995 (as specified below), for the benefit of shareholders who do not expect to be present at the meetings. This proxy is solicited on behalf of the Board of Trustees of each Trust, and is revocable by the person giving it at any time prior to exercise by a signed writing filed with the Funds' transfer agent, The Shareholder Services Group, Inc., BOS725, P.O. Box 1559, Boston, Massachusetts 02104, or by executing and delivering a later dated proxy, or by attending the meeting and voting his or her shares in person. Each shareholder may specify the manner in which he or she desires the proxy to be voted upon the matters referred to in the proxy; in the absence of such specification, the proxy will authorize the persons named as attorneys, or any of them, to vote in favor of each such matter. This proxy material is first being mailed to shareholders on or about October 30, 1995.

         THE INVESTMENT TRUST MEETING IS FOR THE FOLLOWING SERIES: EV Traditional Florida Limited Maturity Tax Free Fund, EV Traditional National Limited Maturity Tax Free Fund and EV Traditional New York Limited Maturity Tax Free Fund. THE NEW YORK AND FLORIDA LIMITED FUNDS WILL MEET ON DECEMBER 15, 1995, AND THE NATIONAL LIMITED MATURITY FUND WILL MEET ON DECEMBER 8, 1995.

         THE MUNICIPALS TRUST MEETING IS FOR THE FOLLOWING SERIES: EV Traditional California Municipals Fund, EV Traditional Connecticut Tax Free Fund, EV Traditional Florida Tax Free Fund, Eaton Vance Massachusetts Municipal Bond Fund, EV Traditional New Jersey Tax Free Fund, EV Traditional New York Tax Free Fund and EV Traditional Pennsylvania Tax Free Fund. ALL SUCH FUNDS WILL MEET ON DECEMBER 15, 1995, EXCEPT THAT THE CALIFORNIA, CONNECTICUT, FLORIDA, MASSACHUSETTS, NEW JERSEY AND PENNSYLVANIA FUNDS WILL MEET ON DECEMBER 8, 1995.

         THE MUNICIPALS TRUST II MEETING is for EV Traditional Florida Insured Tax Free Fund. THE MEETING WILL BE HELD ON DECEMBER 8, 1995.

         The series of Municipals Trust and Municipals Trust II are referred to individually herein as the "[State name] Fund" (except that EV Traditional Florida Insured Tax Free Fund is referred to as the "Florida Insured Fund"). The series of Investment Trust are referred to individually herein as the "[State name] Limited Fund". The series of the Trusts are referred to collectively herein as the "Funds".

         The Trustees have fixed the close of business on October 23, 1995, as the record date for the determination of the shareholders entitled to notice of and to vote at the meeting and any adjournment(s) thereof. Shareholders at the close of business on the record date will be entitled to one vote for each full share held and to a proportionate share of one vote for each fractional share held. The number of shares of beneficial interest (excluding fractions thereof) of each Fund outstanding as of October 23, 1995 is set forth in Exhibit A.

         The persons who held of record more than 5% of the outstanding shares of a Fund as of September 30, 1995 are set forth in Exhibit B. To the knowledge of each Trust, no other person owns (of record or beneficially) more than 5% of the outstanding shares of a Fund.

         Shareholders of the Funds are being asked to vote on the Proposals as follows:

                                            Shareholders entitled to
Proposal          Purpose                   Vote on Proposal
--------          ----------                ------------------------

1                 To amend the              To be voted on by each Fund
                  Fund's policy con-
                  cerning the muni-
                  cipal obligations
                  in which it invests

2                 To eliminate,             To be voted on by each Municipals
                  reclassify or             Trust Fund
                  amend certain
                  fundamental
                  investment
                  restrictions

3                 To change the             To be voted on by the California
                  Fund's diversi-           Fund
                  fication status
                  from diversified
                  to non-diversified

         The shareholders of each Fund voting on a Proposal will vote separately as a class on that Proposal.

         The Trustees know of no matter other than those mentioned in Proposals 1 through 3 of the Notice which will be presented at the meetings. If any other matter is properly presented at a meeting, it is the intention of the persons named as attorneys in the enclosed proxy to vote the proxies in accordance with their judgment in regard to such matter.

           PROPOSAL 1. TO APPROVE THE AMENDMENT OF EACH FUND'S POLICY
            CONCERNING THE MUNICIPAL OBLIGATIONS IN WHICH IT INVESTS

         Each Fund (except the National Limited Fund) seeks to achieve its investment objective by investing either directly or indirectly through another open-end management investment company primarily (i.e., at least 80% of net assets during periods of normal market conditions) in debt obligations issued by or on behalf of its corresponding State and its political subdivisions, and (except in the case of the California Fund) the governments of Puerto Rico, the U.S. Virgin Islands and Guam, the interest on which is exempt from regular federal income tax, is not a tax preference item under the federal alternative minimum tax (the "AMT") (except in the case of the California Fund), and is exempt from the State taxes that, in accordance with the Fund's investment objective, the Fund seeks to avoid. The National Limited Fund has substantially the same policy except that it invests without regard for any applicable State taxes. Although the California Fund may invest without limit in obligations subject to the federal AMT, California Tax Free Portfolio (the "California Portfolio") (in which the California Fund invests its assets) limits its investment in obligations subject to the AMT in accordance with the foregoing policy. The foregoing policy is a fundamental policy of each Fund and may not be changed unless authorized by a vote of each Fund's shareholders.

         This Proposal seeks to amend the policy described above to permit each Fund to invest either directly or indirectly through another open-end management investment company primarily (i.e., at least 80% of net assets during normal market conditions) in municipal obligations the interest on which is exempt from regular federal income tax and (except in the case of the National Limited Fund) from the State taxes that, in accordance with the Fund's investment objective, the Fund seeks to avoid.

         Each Fund invests its assets in a corresponding investment company (a "Portfolio") with (except the California Fund) the same investment policy as that described above for the Fund. When voting on a parallel proposal to amend the Portfolio's investment policy (or, in the case of the California Portfolio, a proposal to amend the California Portfolio's policy as described below), each Fund will vote its interest in the Portfolio for or against such Proposal proportionately to the instructions to vote for or against this Proposal (as described in each Fund's prospectus).

         If this Proposal is approved with respect to each Fund and its corresponding Portfolio, each Portfolio will be permitted to invest without limit in obligations the interest on which is a tax preference item under the AMT ("AMT obligations"). This policy change should result in greater investment opportunities because the Portfolios will no longer be required to restrict investment in AMT obligations to 20% of net assets. Moreover, Boston Management & Research, the investment adviser to the Portfolios, (the "Investment Adviser") believes that, under current market conditions, AMT obligations may provide higher yields than non-AMT obligations. Should these market conditions continue, a Portfolio would have the ability to invest without limit in such higher-yielding obligations, provided that they otherwise meet the credit quality and other criteria of the Portfolio (as described in its corresponding Fund's prospectus). As a result, investment returns may be enhanced.

         The federal AMT is generally applicable to only wealthy individuals and corporations that earn high income and are able to reduce their regular income tax liability through tax deductions. Therefore, the proposed policy change is unlikely to affect the tax-exempt status of the income earned by a Fund for most shareholders. For the percentage of each Portfolio's net assets invested in AMT obligations on September 30, 1995, see Exhibit A.

         If this Proposal is approved, each Portfolio will also be permitted to invest in municipal obligations of any issuer, provided that the interest on such obligations is exempt from regular federal income tax and the State taxes specified in the Fund's investment objective (if any). Each Portfolio (except the National Limited Fund), however, will continue to invest at least 65% of its total assets in municipal obligations issued by or on behalf of its corresponding State or its political subdivisions. The amended policy would permit the California Portfolio to invest up to 35% of its total assets in obligations issued by the Territories, provided that the interest on such obligations is exempt from regular federal income tax and relevant State taxes.

         In connection with this policy change, each Fund (except the California Fund and Massachusetts Fund) and each Portfolio would change the phrase "Tax Free" in its name to "Municipals" (e.g., from "EV Traditional [State name] Tax Free Fund" to "EV Traditional [State name] Municipals Fund").

                      VOTE REQUIRED TO APPROVE PROPOSAL 1

         Approval of the Proposal with respect to a Fund requires the affirmative vote of a majority of the outstanding voting securities of that Fund, which term as used in this Proxy Statement means the vote of the lesser of
(a) more than 50% of the outstanding shares of the Fund, or (b) 67% of the shares of the Fund present at the meeting if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy at the meeting.

         The Trustees have considered various factors and believe that this Proposal will increase investment opportunities and is in the best interests of each Fund and its shareholders. If the Proposal is not approved with respect to a Fund, that Fund's current fundamental investment policy will remain in effect and a shareholder vote will be required before the Fund can engage in activities prohibited by the current policy. THE TRUSTEES RECOMMEND THAT SHAREHOLDERS VOTE IN FAVOR OF THE AMENDMENT OF THEIR FUND'S INVESTMENT POLICY AS DESCRIBED ABOVE.

          PROPOSAL 2. TO APPROVE THE ELIMINATION, RECLASSIFICATION OR
            AMENDMENT OF CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS
                        (FOR EACH MUNICIPALS TRUST FUND)

         The Act requires a registered investment company series like each Fund to have certain specific investment restrictions which can be changed only by a shareholder vote. Investment company series may also elect to designate other restrictions which may be changed only by a shareholder vote. Both types of restrictions are often referred to as "fundamental" restrictions. Some fundamental restrictions adopted by the Funds reflect certain regulatory, business or industry conditions which are no longer in effect. Accordingly, the Trustees authorized a review of the Funds' fundamental restrictions to simplify and modernize those restrictions which are required to be fundamental and to eliminate as fundamental any restrictions which are not now required to be fundamental under state securities ("Blue Sky") laws or the positions of the staff of the Securities and Exchange Commission (the "Commission") in interpreting the Act. If not required to be fundamental, depending on the circumstances, the restriction would be reclassified as a nonfundamental restriction in the same or a modified form, or eliminated. Nonfundamental restrictions can be changed by the Trustees without shareholder approval. Similar revisions to fundamental restrictions have been approved by shareholders of several other funds advised by Eaton Vance Management or its affiliates ("EVM"), so the uniformity of such restrictions will serve to facilitate EVM's compliance efforts.

         This Proposal seeks shareholder approval of changes which are intended to accomplish the foregoing goals. The proposed changes to the fundamental restrictions are discussed in detail below. Please refer to the changes to the restrictions as set forth in Exhibit C. By reducing to a minimum those restrictions which can be changed only by shareholder vote, each Fund would be able to avoid the costs and delay associated with a future shareholder meeting and the Trustees believe that the Investment Adviser's ability to manage the Fund's Portfolio in a changing regulatory or investment environment will be enhanced. Accordingly, investment management opportunities will be increased. The numerical references to the Funds' investment restrictions correspond to the paragraphs in Exhibit C. If this Proposal is approved, the restrictions will be reordered.

         If approved, the proposed changes will not affect current management of a Fund's Portfolio. Moreover, the changes would be made regardless of whether the other proposals in this proxy statement are approved. When voting on a parallel proposal to amend the fundamental investment restrictions of its corresponding Portfolio, each Fund will vote its interest in the Portfolio for or against such Proposal proportionately to the instructions to vote for or against this Proposal (as described in each Fund's prospectus).

                      ELIMINATION OF CERTAIN RESTRICTIONS

         The Trustees propose to eliminate Restriction (1), Restriction (4), Restriction (9), Restriction (12), the latter part of Restriction (6) and (with respect to the California Fund only) Restriction (14), because such restrictions are not required to be fundamental policies under the Act or state "Blue Sky" laws.

         Restriction (1) (which applies only to the California Fund) and Restriction (4) concern the diversification of assets by issuer. These restrictions do not apply to nondiversified funds and are not required (in the case of a diversified fund) to be fundamental. All the Funds (except the California Fund) are nondiversified and, if Proposal 3 is approved, the California Fund will become nondiversified.

         Restriction (9) concerning investing for control prohibits a Fund from investing for control or management of other companies. Investing for such purposes would be difficult because of the Act's diversification requirements and are regulated by the Act's provisions on affiliated transactions.

         Restriction (12) concerning transactions with affiliates prohibits a Fund from buying securities from or selling securities to Trust officers, Trustees or other affiliates. Such transactions are circumscribed by the Act's provisions on affiliated transactions and the Investment Adviser maintains a code of ethics to monitor transactions with the Funds.

         The latter part of Restriction (6) concerning joint transactions is a matter regulated by a provision of the Act which is subject to certain exceptions pursuant to rules or positions of the staff of the Commission. Eliminating the prohibition may allow a Fund to engage in certain beneficial transactions, such as purchasing securities with affiliated investment companies at a lower cost, if the Commission grants an exemptive order permitting such transactions.

         Restriction (14) (which is a restriction of the California Fund only) prohibits the California Fund from purchasing securities of another open-end investment company or investment trust (other than the California Portfolio). Investment in investment companies is regulated by the Act and the California Fund has no policy of investing in any such companies other than the California Portfolio.

                    RECLASSIFICATION OF CERTAIN RESTRICTIONS

         The Trustees also propose that Restrictions (3), (5) and (13) be eliminated as fundamental, but be retained as nonfundamental policies of each Fund (which could be thereafter amended or eliminated by Trustee vote). These restrictions are required under various state "Blue Sky" laws and/or federal laws, but are not required to be a fundamental policy of a Fund.

         Restriction (3) concerning short sales prohibits a Fund from engaging in such transactions unless they are "against the box" and no more than 25% of net assets is held as collateral. In a short sale, a Fund would sell a borrowed security with a corresponding obligation to return the same security. If reclassified as nonfundamental, the restriction could be revised in the future to permit other types of short sales if permitted by law.

         Restriction (5) concerning investment in affiliated issuers prohibits a Fund from purchasing a security where individuals affiliated with the Fund own beneficially more than 5% of that security. If reclassified as nonfundamental, this restriction could be revised in the future to permit such affiliated investment if relevant laws change.

         Restriction (13) concerning investment in exploration companies prohibits the purchase of oil, gas or mineral interests. Such investments are inconsistent with each Fund's current investment policies, but, if the restriction is reclassified as nonfundamental, the restriction could be eliminated if reclassified and if state Blue Sky laws change.

         If shareholders approve the proposed reclassification of certain investment restrictions as nonfundamental, a future change in any of these restrictions could be effected by the Trustees without shareholder approval if the Trustees determined that such a change was appropriate and desirable. The Trustees have no present intention of amending or eliminating the foregoing restrictions if they are reclassified. The Trustees believe, however, that this reclassification of restrictions will enable each Fund to respond more rapidly to future changes in the Fund's competitive and regulatory environment.

                       AMENDMENT TO CERTAIN RESTRICTIONS

         The Trustees propose to amend several fundamental policies.

         Restriction (6) concerning underwriting, Restriction (10) concerning investing in real estate and Restriction (11) concerning futures transactions have been revised for clarity to be consistent with other funds advised by EVM or the Investment Adviser. (Only California Fund, Florida Fund and New York Fund shareholders will vote to amend Restriction (10) because the other Funds already have that restriction in the proposed form; shareholders of those three Funds will not vote to amend Restriction (11) because their restriction already exists in the proposed form.) Restriction (7) concerning lending is proposed to be simplified and revised consistent with current regulatory restraints.

         Restriction (8) concerning borrowing, pledging and senior securities has been revised by deleting the restriction on pledging and by permitting borrowing and the issuance of senior securities consistent with the Act. Pledging restrictions are no longer required by State law. The positions of staff of the Commission on borrowings and senior securities have evolved in recent years with the development of new investment strategies, such as reverse repurchase agreements and futures transactions. Each Fund would like the ability to consider use of new investment techniques consistent with the Act and appropriate disclosure as interpretations of the Act are further developed.

         The Trustees also propose to create a new Restriction (15) that would clarify each Fund's policy of investing in another open-end management investment company.

                      VOTE REQUIRED TO APPROVE PROPOSAL 2

         Approval of the Proposal requires the affirmative vote of a majority of the outstanding voting securities of a Fund as set forth under "Vote Required to Approve Proposal 1" above.

         The Trustees have considered various factors and believe that this Proposal will increase investment management flexibility and is in the best interests of each Fund and its shareholders. If the Proposal is not approved with respect to a Fund, that Fund's current fundamental restrictions will remain in effect and a shareholder vote will be required before the Fund can engage in activities prohibited by a current fundamental restriction. THE TRUSTEES RECOMMEND THAT THE SHAREHOLDERS VOTE IN FAVOR OF THE ELIMINATION, RECLASSIFICATION OR AMENDMENT OF CERTAIN OF THEIR FUND'S INVESTMENT RESTRICTIONS.

                  PROPOSAL 3. CHANGE IN DIVERSIFICATION STATUS
                           (FOR THE CALIFORNIA FUND)

         As a diversified fund under the Act, the California Fund may not (with respect to 75% of its assets) invest more than 5% of assets in any one issuer (excluding the U.S. Government) or own more than 10% of the outstanding voting securities of any one issuer. Pursuant to the Act, a change in the California Fund's diversification status requires shareholder approval. The purpose of this Proposal is to change the California Fund's diversification status under the Act from diversified to nondiversified. As a nondiversified fund, the Fund would be subject to the foregoing with respect to only 50% of its assets.

         The Fund will also vote on a parallel proposed to change the diversification status of the California Portfolio. When so voting, the Fund will vote its interest in the Portfolio for or against such proposal proportionately to the instructions to vote for or against this Proposal (as described in the Fund's prospectus).

         Because of the limited number of issuers within a particular state, state municipal funds may need the ability to invest (with respect to a larger percentage of assets) more than 5% of assets in a single issuer. Changing the California Fund's and the California Portfolio's status would provide the California Portfolio this ability. To the extent the California Portfolio invests a greater percentage of assets in a single issuer, it would be more susceptible to any adverse economic or political occurrence affecting that issuer. In addition to allowing the California Portfolio to invest a greater portion of assets in a single issuer, the proposed change in status would facilitate Eaton Vance's compliance efforts in that (if this Proposal is approved) all of the Eaton Vance state municipal funds will be nondiversified.

                      VOTE REQUIRED TO APPROVE PROPOSAL 3

         Approval of this Proposal requires the affirmative vote of a majority of the outstanding voting securities of the California Fund as set forth under "Vote Required to Approval Proposal 1" above.

         The Trustees have considered various factors and believe the Proposal will increase investment flexibility and is in the best interests of the California Fund and its shareholders. If the Proposal is not approved, the Fund will continue to be a diversified fund and a shareholder vote will be required in order to change that status. THE TRUSTEES RECOMMEND THAT THE SHAREHOLDERS VOTE IN FAVOR OF A CHANGE IN THE CALIFORNIA FUND'S DIVERSIFICATION STATUS FROM DIVERSIFIED TO NONDIVERSIFIED.

                       NOTICE TO BANKS AND BROKER/DEALERS

         Each Trust on behalf of its Funds has previously solicited all Nominee and Broker/Dealer accounts as to the number of additional proxy statements required to supply owners of shares. Should additional proxy material be required for beneficial owners, please forward such requests to: The Shareholder Services Group, Inc., Eaton Vance Group of Funds, Proxy Department, P.O. Box 9122, Hingham, MA 02043-9717.

                             ADDITIONAL INFORMATION

         The expense of preparing, printing and mailing this proxy material and the cost of soliciting proxies on behalf of the Board of Trustees of each Trust will be borne ratably by its Funds. Proxies will be solicited by mail and may be solicited in person or by telephone or telegraph by officers of a Trust, by personnel of the Investment Adviser, by the transfer agent, The Shareholder Services Group, Inc., by broker-dealer firms or by a professional solicitation organization. Each Trust has retained Tritech Services of Piscataway, New Jersey ("Tritech") to assist in the solicitation of proxies, for which Municipals Trust, Municipals Trust II and Investment Trust will pay an estimated fee of approximately $_______, $_______ and $_______, respectively, plus out-of-pocket expenses, which will be borne ratably by the Funds of such Trust. The expenses connected with the solicitation of these proxies and with any further proxies which may be solicited by a Trust's officers, by the Investment Adviser's personnel, by each transfer agent, The Shareholder Services Group, Inc., by broker-dealer firms, or by Tritech, in person, by telephone or by telegraph will be borne ratably by each Fund. The Funds will reimburse banks, broker-dealer firms, and other persons holding shares registered in their names or in the names of their nominees, for their expenses incurred in sending proxy materials to and obtaining proxies from the beneficial owners of such shares.

         All proxy cards solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the meeting, and which are not revoked, will be voted at the meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on the proxy card, it will be voted for the matters specified on the proxy card. Any proxies not voted, will not be counted toward establishing a quorum. Shareholders should note that while votes to abstain and "broker non-votes" will be counted toward establishing a quorum, passage of any Proposal being considered at the meeting will occur only if a sufficient number of votes are cast for the Proposal. Accordingly, votes to abstain, broker non-votes and votes against will have the same effect in determining whether a Proposal is approved.

         In the event that sufficient votes by the shareholders of any Fund in favor of any Proposal set forth in the Notice of this meeting are not received by the meeting date, the persons named as attorneys in the enclosed proxy may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the session of the meeting to be adjourned. The persons named as attorneys in the enclosed proxy will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposal for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against such Proposal. A shareholder vote may be taken on one or more of the Proposals in this Proxy Statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate. The costs of any additional solicitation and of any adjourned session will be borne ratably by the Funds.

         Each Fund will furnish, without charge, a copy of the Fund's Annual Report and its most recent Semi-Annual Report succeeding the Annual Report to any shareholder upon request. Shareholders desiring to obtain a copy of such reports should direct all written requests to: Thomas Otis, the Secretary of each Trust, 24 Federal Street, Boston, Massachusetts 02110, or should call Eaton Vance Shareholder Services at 1-800-225-6265.

         Submission of Shareholder Proposals. The Trusts and the Funds do not hold annual shareholders' meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders' meeting should send their written proposals to the Secretary of the relevant Trust, 24 Federal Street, Boston, Massachusetts 02110. Proposals must be received in advance of a proxy solicitation to be included and the mere submission of a proposal does not guarantee inclusion in the proxy statement because certain federal securities law rules must be complied with.


                                              EATON VANCE INVESTMENT TRUST
                                              EATON VANCE MUNICIPALS TRUST
                                              EATON VANCE MUNICIPALS TRUST II
October 27, 1995

                                                              EXHIBIT A

                                                          % of Port-
                                                          folio's assets
                                                          invested in AMT
EV Traditional             No. of Shares Outstanding      obligations
Fund                       on October 23, 1995            on 9/30/95
--------------             --------------------------     -----------------

Florida Limited                                                0.0
National Limited                                              20.0
New York Limited                                               0.0
California                                                    18.0
Connecticut                                                   12.8
Florida                                                       19.4
Florida Insured                                               17.8
Massachusetts                                                 18.1
New Jersey                                                    19.2
New York                                                       4.4
Pennsylvania                                                  19.5

                                                             EXHIBIT B



         As of September 30, 1995, the following shareholders of the specified Fund owned of record the percentages of shares indicated after their names:

                                                               EXHIBIT C


                            INVESTMENT RESTRICTIONS
                       [Proposed Additions in Italics and
                        Proposed Deletions in Brackets]


         As a matter of fundamental investment policy, the Fund may not:

         (1)1 [Purchase any security (other than U.S. Government securities) if such purchase, at the time thereof, would, with respect to 75% of the Fund's total assets, cause more than 5% of such assets (taken at market value) to be invested in the securities of a single issuer, provided, however, that the Fund may invest all or part of its investable assets in an open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund;]

         (2) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities). The deposit or payment by the Fund of initial or maintenance margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin;

         (3)* Make short sales of securities or maintain a short position, unless at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 25% of the Fund's net assets (taken at current value) is held as collateral for such sales at any one time. (The Fund will make such sales only for the purpose of deferring realization of gain or loss for federal income tax purposes);

         (4) Purchase securities of any issuer if such purchase, at the time thereof, would cause more than 10% of the total outstanding of voting securities of such issuer, to be held by the Fund; provided, however, that the Fund may invest all or part of its investable assets in an open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund;]

 --------
     1Only the California Fund has this restriction so shareholders of other Funds will not vote to eliminate this restriction.

     *This restriction would become nonfundamental if Proposal 2 is approved.

         (5)* Purchase or retain in its portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust, or is a member, officer, director or trustee of any investment adviser of the Fund, if after the purchase of the securities of such issuer by the Fund one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities or both (all taken at market value) of such issuer and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities or both (all taken at market value);

         (6) Underwrite or participate in the marketing of securities of others, except insofar as it may technically be deemed to be an underwriter in selling a portfolio security under circumstances which may require the registration of the same under the Securities Act of 1933 [, or participate on a joint or a joint and several basis in any trading account in securities];

         (7) Make loans [Lend any of its funds or other assets] to any person [directly or indirectly] except by [(i) through] (a) the acquisition of debt instruments and making portfolio investments, (b) entering into repurchase agreements and [(ii) through the loan of a] (c) lending portfolio securities [security; (The purchase of a portion of an issue of debt obligations, whether or not the purchase is made on the original issuance, is not considered the making of a loan)];

         (8)2 Borrow money [or pledge its assets in excess of 1/3 of the value of its net assets (excluding the amount borrowed) and then only if such borrowing is incurred as a temporary measure for extraordinary or emergency purposes or to facilitate the orderly sale of portfolio securities to accommodate redemption requests;] or issue senior securities except as permitted by the Investment Company Act of 1940[other than its shares of beneficial interest, except as appropriate to evidence indebtedness, including reverse repurchase agreements, which the Fund is permitted to incur. The Fund will not purchase securities while outstanding borrowings, including reverse repurchase agreements, exceed 5% of its total assets; provided, however, that the Fund may increase its interest in an open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund while such borrowings are outstanding. The deposit of cash, cash equivalents and liquid debt securities in a segregated account with the Fund's custodian and/or with a broker in connection with futures contracts or related options transactions and the purchase of securities on a "when-issued" basis are not deemed to be a pledge];
--------
     2The first clause of the second sentence of this restriction is "The Fund will not purchase securities while outstanding temporary bank borrowings exceed 5% of its total assets;" for the California, Florida and New York Funds.

     *This restriction would become nonfundamental if Proposal 2 is approved.

         (9) [Invest for the purpose of exercising control or management of other companies; provided, however, that the Fund may invest all or part of its investable assets in an open-end management investment company with substantially the same investment objective, policies and restriction as the Fund;]

         (10)3 Purchase or sell real estate [, although it may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate] (including limited partnership interests in real estate, but excluding readily marketable interests in real estate investment trusts or readily marketable securities of companies which invest or deal in real estate or securities which are secured by real estate);

         (11)4 Purchase or sell physical commodities or [futures] contracts for the purchase or sale of physical commodities [, provided that the Fund may enter into all types of futures contracts on securities and on securities, economic and other indices and may purchase and sell options on such futures contracts];

         (12) [Buy investment securities from or sell them to any of its officers or Trustees of the Trust, its investment adviser or its underwriter, as principal (or, for some Funds, "its principal underwriter"); however, any such person or concerns may be employed as a broker upon customary terms;]

         (13)*Purchase oil, gas or other mineral leases or purchase partnership interests in oil, gas or other mineral exploration or development programs; or
--------
         3All Funds, except the California, Florida and New York Funds, have this restriction in its proposed form so only shareholders of those three Funds will vote to amend this restriction.

         4The California, Florida and New York Funds have this restriction in its proposed form so shareholders of those Funds will not vote to amend this restriction.

         (14)5 [Purchase securities issued by any other open-end investment company or investment trust; provided, however, that the Fund may invest all or part of its investable assets in an open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund.]

         (15) Notwithstanding the investment policies and restrictions of the Fund, the Fund may invest all or part of its investable assets in an open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund.

--------

         5Only shareholders of the California Fund will vote to eliminate this restriction. The other Funds do not have this restriction.

         *This restriction would become nonfundamental if Proposal 2 is approved.

(ONE CARD TO BE PREPARED FOR EACH FUND OF MUNICIPALS TRUST II)


EV                     TAX FREE FUND                   THIS PROXY IS SOLICITED
   --------------------                                ON BEHALF OF THE BOARD OF
(A SERIES OF EATON VANCE                               TRUSTEES OF THE TRUST
 MUNICIPALS TRUST II)

KNOW ALL MEN BY THESE PRESENTS: That the undersigned, revoking previous proxies for such shares, hereby appoints M. Dozier Gardner, H. Day Brigham, Jr., and Thomas Otis, or any of them, attorneys of the undersigned with full power of substitution, to vote all shares of the above-referenced fund (the "Fund") which the undersigned is entitled to vote at the Special Meeting of Shareholders to be
held on December    , 1995 at the principal office of the Trust, 24 Federal
Street, Boston, Massachusetts 02110, commencing at 10:00 A.M. (Boston time), and at any and all adjournments thereof. Receipt of the Notice of and Proxy Statement for said Meeting is acknowledged.

The shares represented by this proxy will be voted on the following matter as specified on the reverse side by the undersigned. If no specification is made, this proxy will be voted in favor of such matter. Note: This proxy must be returned in order for your shares to be voted.

                                      THE TRUSTEES RECOMMEND A VOTE
                                      IN FAVOR OF THE MATTER

                                      ------------------------------

                                      ------------------------------
                                      Please sign exactly as your
                                      name or names appear at left.

                                      Dated:
                                            ------------------------

EV                       TAX FREE FUND
   -------- ------------

 1.     To approve an amendment to
        the Fund's investment policy
        concerning municipal investments
        as described in Proposal 1 of
        the Proxy Statement.          FOR [ ]  AGAINST  [ ]  ABSTAIN  [ ]  1.


As to any other matter, said attorneys shall vote in accordance with their judgment.


EV                     TAX FREE FUND
   ------- -----------